Exhibit 10.16

IMPERIAL HOLDINGS, INC.

8.50% Senior Unsecured Convertible Notes

Due February 15, 2019

PURCHASE/PLACEMENT AGREEMENT

February 12, 2014

PURCHASE/PLACEMENT AGREEMENT

February 12, 2014

FBR CAPITAL MARKETS & CO.

1001 19th Street North

Arlington, Virginia 22209

Dear Sirs:

Imperial Holdings, Inc., a Florida corporation (the “Company”), proposes to issue and sell to you, FBR Capital Markets & Co. (“FBR”), as initial purchaser, an aggregate of $70,000,000.00 principal amount of 8.50% senior unsecured convertible notes due 2019, less the aggregate principal amount of Regulation D Securities sold by the Company in the Private Placement (each as defined herein) (the “Firm Securities”), which are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

FBR will also act as the Company’s sole placement agent in connection with the Company’s offer and sale to certain “accredited investors” (as such term is defined in Rule 501(a) of Regulation D (“Regulation D”) (each an “Accredited Investor”) under the Securities Act of 1933, as amended (the “Securities Act”), of that aggregate principal amount of 8.50% senior unsecured convertible notes due 2019 equal to the difference between the $70,000,000 and the aggregate principal amount of Firm Securities (the “Regulation D Securities,” and together with the Firm Securities, the “Initial Securities”). The offer and sale of the Regulation D Securities is referred to herein as the “Private Placement.”

In addition, the Company proposes to grant to you the option described in Section 1(c) hereof to purchase up to an aggregate of $14,000,000.00 principal amount of additional 8.50% senior unsecured convertible notes due 2019 (the “Option Securities” and, together with the Initial Securities, the “Securities”) to cover additional allotments, if any.

The offer and sale of the Securities to you and to the Accredited Investors, respectively, will be made without registration of the Securities under the Securities Act, and the rules and regulations thereunder (the “Securities Act Regulations”), in reliance upon the exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof. You have advised the Company that you will make offers and sales (“Exempt Resales”) of the Firm Securities and the Optional Securities (such securities referred to collectively herein as “Resale Securities”) purchased by you hereunder in accordance with Section 3 hereof on the terms set forth in the Final Memorandum (as defined herein), as soon as you deem advisable after this agreement (the “Agreement”) has been executed and delivered.

In connection with the offer and sale of the Securities, the Company has prepared a preliminary offering memorandum, subject to completion, dated January 31, 2014, and a supplement thereto dated February 11, 2014 (the “Preliminary Memorandum”), and a final offering memorandum, dated the date hereof and as it may be amended or supplemented from time to time (the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum in connection with (i) the offering and resale of the Resale Securities by FBR and by all dealers to whom Resale Securities may be sold and (ii) the Private Placement. Any references to the Preliminary Memorandum or the Final Memorandum shall be deemed to include all exhibits and annexes thereto and any and all documents incorporated by reference therein.

The Company and FBR agree as follows:

1.	Sale and Purchase.

(a) Upon the basis of the warranties and representations and other terms and conditions herein set forth

(i) the Company agrees to issue and sell to FBR and FBR agrees to purchase from the Company the Firm Securities at a purchase price of 96.0% of the aggregate principal amount of the Securities (the “Purchase Price”).

(ii) The Company agrees to issue and sell the Regulation D Securities for which the Accredited Investors have subscribed pursuant to the terms and conditions set forth in subscription agreements substantially in the form attached hereto as Exhibit F (the “Subscription Agreement”). The Regulation D Securities will be sold by the Company pursuant to this Agreement at a price of 100% of the aggregate principal amount of the Securities (the “Regulation D Purchase Price”). As compensation for the services to be provided by FBR in connection with the Private Placement, the Company shall pay to FBR at the Closing Time an amount equal to 4.0% of the aggregate principal amount of the Regulation D Securities sold in the Private Placement (the “Placement Fee”).

(b) The difference between the aggregate principal amount of the Firm Securities and the Purchase Price shall be the compensation for the services to be provided by FBR in connection with the performance of its obligations under this Agreement with respect to the Resale Securities, which amount will be referred to herein as the “Initial Purchaser’s Discount.”

(c) Upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, the Company hereby grants an option to FBR to purchase from the Company, as initial purchaser, up to an aggregate principal amount of $14,000,000.00 of Option Securities at the Purchase Price. The option granted hereby will expire thirty (30) days after the date hereof and may be exercised in whole or in part from time to time in one or more installments, including at the Closing Time, only for the purpose of covering additional allotments of Resale Securities in excess of the aggregate principal amount of the Firm Securities upon written notice by FBR to the Company setting forth (i) the aggregate principal amount of Option Securities as to which FBR is then exercising the option, (ii) the name and denominations to which the Option Shares are to be delivered in book entry form through the facilities of The Depository Trust Company (“DTC”), and (iii) the time and date of payment for and delivery of such Option Securities. Any such time and date of delivery shall be determined by FBR, but shall not be later than five (5) full business days nor earlier than one (1) full business day after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed in writing by FBR and the Company.

2.	Payment and Delivery.

(a) The closing of FBR’s purchase of the Firm Securities shall be held at the office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166 (unless another place shall be agreed upon by FBR and the Company). At the closing, subject to the satisfaction or waiver of the closing conditions set forth herein, FBR shall pay to the Company the Purchase Price by wire transfer of immediately available funds to an account previously designated by the Company in writing against delivery by or on behalf of the Company of one or more definitive global securities in book-entry form, which will be deposited by or on behalf of the Company with DTC or its designated custodian for the account of FBR. The Company will deliver the Securities to FBR by causing DTC to credit

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the Firm Securities to the account of FBR at DTC. The Company will cause the certificates representing the Securities to be made available to FBR (and its legal counsel) for inspection at least one business day prior to the Closing Time (defined below) and any Secondary Closing Time (defined below). Such payment and delivery shall be made at 10:00 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m. New York City time) business day after the date hereof (unless another time, not later than ten (10) business days after such date, shall be agreed to by FBR and the Company). The time at which such payment and delivery are actually made is hereinafter called the “Closing Time.”

(b) At the Closing Time, subject to the satisfaction or waiver of the closing conditions set forth herein

(i) FBR shall pay to the Company the aggregate Regulation D Purchase Price against the Company’s delivery of the Regulation D Securities to the purchasers thereof, in book-entry form through the facilities of DTC; and

(ii) the Company shall pay to FBR, by wire transfer of immediately available funds to an account or accounts designated by FBR, the Placement Fee payable with respect to the Regulation D Securities for which the Company shall have received the Regulation D Purchase Price.

(c) The closing of FBR’s purchase of the Option Securities shall occur from time to time at the office of Hunton & Williams LLP, 200 Park Avenue, New York, New York 10166 (unless another place shall be agreed upon by FBR and the Company). On the applicable Secondary Closing Time (as defined herein), subject to the satisfaction or waiver of the closing conditions set forth herein, FBR shall pay to the Company the Purchase Price for the Option Securities then purchased by FBR by wire transfer of immediately available funds against the Company’s delivery of the Option Securities in accordance with the procedure set forth in Section 2(a) above. Such payment and delivery shall be made at 10:00 a.m., New York City time, on each Secondary Closing Time. The time at which payment by FBR for and delivery by the Company of any Option Securities are actually made is referred to herein as a “Secondary Closing Time.”

3.	Offering of the Shares; Restrictions on Transfer.

(a) FBR represents and warrants to and agrees with the Company that it has solicited and will solicit offers to buy the Resale Securities only from, and has offered and will offer, sell and deliver the Resale Securities only to persons who it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act Regulation) (“QIBs”) or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to FBR that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A (the “Eligible Purchasers”).

(b) The Company represents and warrants to and agrees with FBR that it (together with its subsidiaries and its and their respective affiliates) has solicited and will solicit offers to buy the Regulation D Securities only from, and has offered and will offer, sell or deliver the Regulation D Securities only to, Accredited Investors. The Company also represents and warrants and agrees that it will sell the Regulation D Securities only to persons that have provided to the Company a fully completed and executed Subscription Agreement in the form of Exhibit F hereto.

(c) Each of FBR and the Company severally represents and warrants to the other that no action is being taken by it or is contemplated that would permit an offering or sale of the

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Securities or possession or distribution of the Preliminary Memorandum or the Final Memorandum or any other offering material relating to the Securities in any jurisdiction where, or in any other circumstances in which, action for those purposes is required (other than in jurisdictions where such action has been duly taken by counsel for FBR).

(d) FBR and the Company agree that FBR may arrange for the private offer and sale of the Regulation D Securities by the Company to Accredited Investors under restrictions and other circumstances designed to preclude a distribution of the Securities that would require registration of the Securities under the Securities Act.

(e) FBR and the Company agree that the Securities may be resold or otherwise transferred by the holders thereof only if the offer and sale of such Securities are registered under the Securities Act or if an exemption from registration is available. FBR hereby agrees that it has observed and will observe the following procedures in connection with offers and sales of any Securities sold by the Company to FBR hereunder:

(i) Offers and sales of the Resale Securities will be made only in Exempt Resales by FBR to investors that FBR reasonably believes to be Eligible Purchasers.

(ii) The Securities will be offered only by approaching prospective purchasers on an individual basis with whom FBR and/or the Company has an existing relationship. No general solicitation or general advertising within the meaning of Regulation D will be used in connection with the offering of the Securities.

(iii) Each of the Preliminary Memorandum and the Final Memorandum shall state that the offer and sale of the Securities have not been and will not be registered under the Securities Act, and that no resale or other transfer of any Securities or any interest therein prior to the date that is six months (or one year for “affiliates,” as defined in Rule 144 under the Securities Act Regulations) (or such shorter period as is prescribed by Rule 144 under the Securities Act Regulations as then in effect) after the later of the original issuance of such Securities and the last date on which the Company or any “affiliate” (as defined in Rule 144 under the Securities Act Regulations) of the Company was the owner of such Securities may be made by a purchaser of such Securities except as follows:

(A)	to the Company,

(B)	pursuant to a registration statement that has been declared effective under the Securities Act,

(C)	for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act Regulations, in a transaction complying with the requirements of Rule 144A to a person who such purchaser reasonably believes is a QIB that purchases for its own account or for the account of a QIB and to whom notice is given that the offer, resale, pledge or transfer is being made in reliance on Rule 144A,

(D)	to an Accredited Investor that is acquiring the Securities for his, her or its own account or an investment adviser who is acquiring the Securities for the account of an Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof, or

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(E)	pursuant to any other available exemption from the registration requirements of the Securities Act,

in each case in accordance with any applicable federal securities laws and the securities laws of any relevant state of the United States or other jurisdiction.

(f) FBR and the Company agree that Exempt Resales of Resale Securities by FBR (and each purchase of Securities from the Company by FBR) in accordance with this Section 3 shall be deemed to have been made on the basis of and in reliance on the representations, warranties, covenants and agreements (including, without limitation, agreements with respect to indemnification and contribution) of the Company herein contained.

(g) With respect to the Regulation D Securities to be offered and sold hereunder by the Company in the Private Placement, the Company represents and warrants to and agrees with FBR that:

(i) None of the Company nor any predecessor entity, nor, to the Company’s knowledge, any director, executive officer or other officer of the Company participating in the Private Placement (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations set forth in Rule 506(e) under the Securities Act.

(ii) The Company will notify FBR in writing, prior to the Closing Date, of any Disqualification Event relating to any Company Covered Person not previously disclosed to the placement agent in accordance with Section 3(g)(i) above.

(h) With respect to the Regulation D Securities to be offered and sold hereunder by the Company in the Private Placement, FBR represents and warrants to and agrees with the Company that:

(i) Neither FBR nor, to FBR’s knowledge, any of its directors, executive officers, other officers participating in the offering of the Regulation D Securities, general partners or managing members, or any of the directors, executive officers or other officers participating in the offering of the Regulation D Securities of any such general partner or managing member (each, a “FBR Covered Person” and, together, “FBR Covered Persons”), is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) and (ii) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the date of any offering of the Regulation D Securities.

(ii) It is not aware of any person (other than FBR) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities. FBR will notify the Company, prior to any offering of Regulation D Securities, of any agreement entered into between FBR and such person in connection with such sale.

(iii) FBR will notify the Company in writing, prior to the Closing Date, of any Disqualification Event relating to any FBR Covered Person not previously disclosed to the Company in accordance with Section 3(h)(i) above.

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4.	Representations and Warranties of the Company.

The Company represents and warrants to FBR as of the date hereof and agrees with FBR, that:

(a) the Exchange Act Reports (defined below), when they were filed with the Securities and Exchange Commission (the “Commission”) conformed to the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”); the Disclosure Package (defined below), as amended and supplemented as of 4:30 p.m. New York City time on February 12, 2014 (the “Applicable Time”), did not, as of the Applicable Time, and as of the Closing Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Final Memorandum does not, as of its date, and will not as of the Closing Time and each Secondary Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement in or omission from the Preliminary Memorandum, the Disclosure Package or the Final Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by FBR expressly for use therein (that information being limited to that described in the last sentence of Section 8(b) hereof). All references to the Preliminary Memorandum, the Disclosure Package or the Final Memorandum in this Agreement shall be deemed to refer to and include the Company’s Current Reports on Form 8-K filed on March 4, 2013 (excluding Item 7.01 and the exhibit related thereto), March 14, 2013, May 1, 2013 (excluding Item 7.01 and the exhibit related thereto), May 23, 2013, June 6, 2013, July 29, 2013, August 30, 2013, September 26, 2013, October 28, 2013 (excluding Item 7.01 and the exhibit related thereto), November 14, 2013, December 17, 2013 (excluding Item 7.01 and the exhibit related thereto) and December 30, 2013, the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2012 filed on November 14, 2013, the Company’s Quarterly Report on Form 10-Q, as amended, for the quarter ended March 31, 2013 filed on November 14, 2013, the Company’s Quarterly Report on Form 10-Q, as amended, for the quarter ended June 30, 2013 filed on November 14, 2013, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 5, 2013 and the Company’s Definitive Proxy Statement on Schedule 14A filed on April 8, 2013 (the “Exchange Act Reports”) each of which are incorporated by reference in and made part of the Preliminary Memorandum, the Disclosure Package and the Final Memorandum. The term “Disclosure Package” as used in this Agreement shall mean the Preliminary Memorandum as of the Applicable Time together with any Supplement. The term “Supplement” as used in this Agreement shall mean any writing, relating to the Securities, the use of which FBR has approved in writing prior to its first use and which is attached hereto as Schedule I;

(b) the Disclosure Package included, as of the Applicable Time, and the Final Memorandum includes as of its date, and will include at the Closing Time and at each Secondary Closing Time (if any), the information required by Rule 144A;

(c) each of the Company and its subsidiaries has been duly incorporated, formed or organized and is validly existing as a corporation, limited liability company or general or limited partnership, as applicable, in good standing under the laws of its respective jurisdiction of incorporation, formation or organization with full corporate, limited liability company or partnership power and authority to own, lease or operate its respective properties and other assets and to conduct its respective businesses as described in the Disclosure Package and the Final Memorandum, and, in the case of the Company, to execute and deliver this Agreement and the Indenture (defined below), and to consummate the transactions contemplated hereby (including the issuance, sale and delivery of the Securities) and thereby;

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(d) all issued and outstanding equity securities of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and have not been issued in violation of or subject to any pre-emptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders, members or partners, as applicable, arising by operation of law, under the charter, by-laws, operating agreement, partnership agreement or other organizational documents of such subsidiary, under any agreement to which such subsidiary is a party or otherwise, which right has not been irrevocably waived in its entirety, and are owned, directly or indirectly, by the Company and, except for pledges of membership interests in connection with that certain loan and security agreement, dated as of April 29, 2013, by and among White Eagle Asset Portfolio, LLC, as borrower, CLMG Corp., as administrative agent and the other parties thereto (the “Revolving Credit Facility”), free and clear of any pledge, security interest, lien, encumbrance, claim or equitable interest;

(e) the Company had, at the date indicated, the duly authorized capitalization set forth in the Disclosure Package and the Final Memorandum under the caption “Capitalization” after giving effect to the adjustments set forth thereunder; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any pre-emptive right or other similar right of stockholders arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company is a party or otherwise; and except as disclosed in or contemplated by the Disclosure Package and the Final Memorandum, there are no outstanding (i) securities or obligations of the Company or any subsidiary convertible into or exchangeable for any capital stock of the Company or equity securities of such subsidiary, as applicable, (ii) warrants, rights or options to subscribe for or purchase from the Company or any subsidiary any such capital stock or equity securities or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any subsidiary to issue or sell any shares of capital stock or equity securities, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(f) the Securities have been duly authorized for issuance, sale and delivery to FBR pursuant to this Agreement and, when the Securities have been executed and authenticated in accordance with the provisions of the Indenture (as defined below) and issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, the Securities will be duly executed, authenticated, issued and delivered, free and clear of any pledge, lien, encumbrance, security interest or other claim (except for any such pledge, lien, encumbrance, security interest or other claim arising from FBR or the parties that purchase the Securities from FBR), will conform to the description of the Securities contained in the Disclosure Package and the Final Memorandum and will constitute valid and legally binding obligations of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity, entitled to the benefits provided by the Indenture to be dated as of February 19, 2014 (the “Indenture”) between the Company and U.S. Bank, National Association, as trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form attached hereto as Annex I; the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, if and when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, and the issuance, sale and delivery of the Securities by the Company and the Common Stock issuable upon conversion of the Securities are not subject to, and will not upon issuance be subject to, any pre-emptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the certificate of incorporation or by-laws of the Company, under any agreement to which the Company is a party or otherwise;

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(g) the Company and each of its subsidiaries is duly qualified or licensed by (including, but not limited to, the applicable state insurance regulator or commissioner), and is in good standing in, each jurisdiction in which the conduct of its business requires such qualification or licensing, except where the failure to be so licensed or qualified, individually or in the aggregate, could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); except for restrictions imposed by the Revolving Credit Facility as disclosed in the Disclosure Package and the Final Memorandum, no subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company or from making any other distribution with respect to such subsidiary’s capital stock or from repaying to the Company or any other subsidiary any amounts which may from time to time become due under any loans or advances to such subsidiary from the Company or such other subsidiary or from transferring any such subsidiary’s property or assets to the Company or to any other subsidiary; other than as disclosed in Note 12 to the consolidated and combined financial statements of the Company incorporated by reference in the Disclosure Package and the Final Memorandum, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(h) the Company and each of its subsidiaries has good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property, reflected as assets owned by the Company or a subsidiary in the Disclosure Package and the Final Memorandum, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as (i) are disclosed in the Disclosure Package and the Final Memorandum, (ii) liens on collateral securing obligations under the Revolving Credit Facility or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings or personal property held under lease by the Company or its subsidiaries is held under a lease that is valid, existing and enforceable by the Company or its subsidiaries, with such exceptions as are disclosed in the Disclosure Package and the Final Memorandum or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, and the Company has not received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any such lease;

(i) the Company and each subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) as are necessary to entitle the Company and each subsidiary to conduct its business as described in the Disclosure Package and the Final Memorandum, and neither the Company nor any subsidiary has received notice of any infringement of or conflict with (and, upon due inquiry, neither the Company nor any of its subsidiaries knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(j) except as otherwise described in the Disclosure Package and the Final Memorandum, the Company and its subsidiaries have not violated, or received notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it and its business, including, but not limited to, those relating to transactions with affiliates, except where such non-compliance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

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(k) Reserved;

(l) except as disclosed in the Disclosure Package and the Final Memorandum, neither the Company nor any of its subsidiaries is in violation of, or has received notice of, any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, except for any such violation of law or regulation which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(m) the Company and each of its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(n) neither the Company, any of its subsidiaries nor, to the Company’s knowledge, any officer, director, agent or employee purporting to act on behalf of the Company or any of its subsidiaries, has at any time, directly or indirectly, (i) made any payment to any state or federal governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (ii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries; and neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of its subsidiaries, has made any payment of funds of the Company or of any of its subsidiaries or received or retained any funds or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA, or (iii) made any other unlawful payment;

(o) except as otherwise disclosed in the Disclosure Package and the Final Memorandum, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers, directors, affiliates or representatives of the Company or any of its subsidiaries or any of the members of the families of any of them;

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(p) except with respect to FBR, the Company has not incurred any liability for any broker’s or finder’s fees or similar payments in connection with the offering of the Securities;

(q) neither the Company nor any of its subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its articles of incorporation, by-laws, operating agreement, partnership agreement or other organizational documents in effect as of the date hereof (collectively, the “Charter Documents”) or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any such subsidiary is a party or by which any of them or their respective properties may be bound or affected, except in the case of clause (ii) for such breaches or defaults which have been validly waived or would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(r) except as otherwise disclosed in the Disclosure Package, the execution, delivery and performance of this Agreement and the Indenture (together, the “Transaction Agreements”), the issuance, sale and delivery of the Securities (and the issuance and delivery of the Common Stock upon the conversion of the Securities), the consummation of the transactions contemplated by the Transaction Agreements, and compliance with the terms and provisions of the Transaction Agreements by the Company, will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the Charter Documents, (ii) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or which any of the property or assets of the Company or any of its subsidiaries may be bound or affected, or (iii) any federal, state, or local law, regulation or rule or any decree, judgment, permit or order applicable to the Company or any of its subsidiaries or any of their respective properties or other assets, including, but in no way limited to, any law, rule or regulation of any state insurance regulator or commission in a state in which the Company or its subsidiaries conducts business, except in the case of clauses (ii) or (iii) for such conflicts, breaches or defaults which have been validly waived or could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries;

(s) this Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (regardless of whether such principles are considered in a proceeding at law or in equity), and by general principles of equity, and except to the extent that the indemnification provisions hereof or thereof may be limited by federal or state securities laws and public policy considerations in respect thereof; the Indenture has been duly authorized by the Company and at the Closing Time will have been duly executed and delivered by the Company and will constitute a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (regardless of whether such principles are considered in a proceeding at law or in equity), and by general principles of equity, and except to the extent that the indemnification provisions hereof or thereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(t) the Transaction Agreements conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Memorandum;

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(u) the statements set forth in the Disclosure Package and the Final Memorandum, under the captions “Description of Notes” and “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Securities and the Common Stock, under the caption “Existing Indebtedness,” insofar as they purport to constitute a summary of the terms of the Revolving Credit Facility, and under the caption “Material United States Federal Income Tax Consequences,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(v) except as otherwise disclosed in the Disclosure Package, no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance by the Company of the Transaction Agreements or the consummation by the Company of the transactions contemplated hereby, or the issuance, sale and delivery of the Securities (and the issuance and delivery of the Common Stock upon the conversion of the Securities) as contemplated hereby, other than (i) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Secondary Closing Time, as the case may be and (ii) any necessary consents, approvals, authorizations, registrations, qualifications or notices under the state securities or blue sky laws of the various jurisdictions in which the Securities are being resold by FBR;

(w) assuming the accuracy of the representations and warranties of FBR in Section 3, it is not necessary in connection with the offer, sale and delivery of the Securities to FBR, or in connection with the offer, sale and initial resale of the Securities by FBR in a manner contemplated by this Agreement, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(x) except as otherwise disclosed in the Disclosure Package, the Company and each of its subsidiaries have all necessary licenses, permits, certificates, authorizations, consents and approvals or, as applicable, qualifies for an applicable exemption therefrom, and have made all necessary filings required under any federal, state or local law, regulation or rule, and have obtained all necessary licenses, permits, certificates, authorizations, consents and approvals from all applicable regulatory and self regulatory authorities, including, but in no way limited to, any and all licenses required to be held by the Company or its subsidiaries by any state insurance regulator or commission in each state where the Company or its subsidiaries conducts business, required in order to conduct their respective business and provide the products and services currently provided or proposed to be provided as described in the Disclosure Package and the Final Memorandum, except to the extent that any failure to have any such licenses, permits, certificates, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, permits, certificates, authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package, the Company and each of its subsidiaries is not in violation of, or in default under, or have received any notice regarding a possible violation, default or revocation of, any such license, permit, certificate, authorization, accreditation, consent or approval of any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of its subsidiaries, the effect of which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package, none of the Company or any of its subsidiaries have received any notification from any regulatory or self-regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such regulatory or self-regulatory authority is needed to be obtained by the Company or any of its subsidiaries, except for the failure to obtain any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification required by such notification could not reasonably be expected to, individually or in the aggregate, have a Material Adverse

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Effect; and no such license, permit, certificate, authorization, accreditation, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Disclosure Package and the Final Memorandum;

(y) the Exchange Act Reports contain accurate summaries of all material contracts, agreements, instruments and other documents of the Company required to be described in such Exchange Act Reports;

(z) other than as set forth in the Disclosure Package and the Final Memorandum, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company, any of its subsidiaries or any of their respective officers or directors, or to which any of their respective properties, assets, or rights are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(aa) other than FBR, the Company has not authorized anyone to make any representations regarding the offer and sale of the Securities, or regarding the Company or any of its subsidiaries in connection therewith;

(bb) the Company has not received notice of any order or decree preventing the use of the Disclosure Package or the Final Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, and no proceeding for any such purposes has commenced or is pending or, to the knowledge of the Company, is contemplated;

(cc) when issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities listed on a national securities exchange registered under Section 6 of the Exchange Act;

(dd) the Company is subject to Section 13 of the Exchange Act;

(ee) subsequent to the respective dates as of which information is given in each of the Disclosure Package and the Final Memorandum, and except as may be otherwise stated in such documents, there has not been (i) any event, circumstance or change that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any transaction which is material to the Company or one of its subsidiaries taken as a whole that is probable, contemplated or entered into by the Company or any of its subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its subsidiaries, other than in the ordinary course of business, which is material to the Company or such subsidiary, or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock;

(ff) neither the Company nor any of its subsidiaries has sustained, since September 30, 2013, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Final Memorandum, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and since the respective dates as of which information is given in the Disclosure Package, there has not been any change in the capital stock or debt of the Company or any of its subsidiaries except (i) issuances of shares of stock as part of a court ordered settlement of litigation and (ii) such

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issuances of stock or the incurrence of debt in the ordinary course of business, nor has there been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the general affairs, management, position (financial or otherwise), stockholders’ equity or results of operation of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Disclosure Package and the Final Memorandum;

(gg) the Company is not, nor upon the sale of the Securities will be, an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended);

(hh) except for registration requirements related to the issuance of two million warrants to be issued in connection with a court ordered settlement of class action lawsuits described in the Disclosure Package or as otherwise disclosed in the Disclosure Package and the Final Memorandum, there are no persons with registration or other similar rights to have any securities, including securities which are convertible into or exchangeable for equity securities, registered by the Company under the Securities Act;

(ii) the Company has not relied upon FBR or legal counsel for FBR for any legal, tax or accounting advice in connection with the offering and sale of the Securities;

(jj) the independent directors named in the Disclosure Package and the Final Memorandum have been deemed independent of the Company with such conclusion determined in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual;

(kk) neither the Company, nor any of its respective affiliates (as defined in Section 501(b) of Regulation D) has, whether directly or through any agent or person acting on its behalf (other than FBR): (i) offered Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations, (ii) distributed any other offering material in connection with the offer and sale of the Securities, or (iii) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Securities Act;

(ll) neither the Company nor any of its subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the by-laws of the Financial Industry Regulatory Authority (“FINRA”)) any member firm of FINRA;

(mm) none of the Company, its subsidiaries nor any of their respective directors, officers, representatives or affiliates have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, or which has constituted, under the Securities Act, the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(nn) each of the Company and its subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types, in the amounts and covering such risks as are generally deemed adequate for their respective businesses and the value of the assets to be held by them upon the consummation of the transactions contemplated by the Disclosure Package and the Final Memorandum, and consistent with insurance coverage maintained by similar companies in similar businesses, including insurance covering real and personal property owned or leased by the Company and its subsidiaries, respectively, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

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(oo) the financial statements, including the notes thereto, incorporated by reference in the Disclosure Package and the Final Memorandum, fairly present the financial condition of the Company as of the respective dates thereof, and the results of operations for the periods then ended, correctly reflect and disclose all extraordinary items, and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis;

(pp) Grant Thornton LLP, who have certified certain financial statements and supporting schedules incorporated by reference in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, whose reports with respect to such financial statements and supporting schedules are incorporated by reference in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, and who have delivered the comfort letters referred to in Section 6(b) hereof, are, and were during the periods covered by its reports, independent registered public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Regulations and is registered with the Public Company Accounting Oversight Board;

(qq) except as otherwise disclosed in the Disclosure Package, the operations of the Company and its subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of, including without limitation, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and the “know your customer” laws of any jurisdiction, except for any such non-compliance as would not, individually or in the aggregate, result in a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to any Money Laundering Laws or “know your customer” laws is pending or, to the Company’s knowledge, threatened;

(rr) Reserved;

(ss) except as otherwise disclosed in the Disclosure Package and the Final Memorandum, (i) the Company and its subsidiaries have accurately prepared and timely filed any and all federal, state, foreign and other tax returns that are required to be filed by it, if any, and have paid or made provision for the payment of all taxes shown on such returns, including without limitation, all sales and use taxes and all taxes which the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return) except where the failure to file or pay the taxes, an assessment or lien would not, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect on the Company or its subsidiaries taken as a whole, (ii) no deficiency assessment with respect to a proposed adjustment of the Company’s or any of its subsidiaries’ federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened, which, if determined adversely to any such entity, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iii) since the date of the most recent audited financial statements, the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course of their business; (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect; and (v) all tax liabilities are adequately provided for on the respective books of the Company and the subsidiaries;

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(tt) Reserved;

(uu) the Disclosure Package, as of the date hereof complied, and the Final Memorandum and any further amendments or supplements to the Disclosure Package or the Final Memorandum will comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations;

(vv) as of the Applicable Time, the Disclosure Package did not, and, at the time of each sale of the Securities, the Closing Time and each Secondary Closing Time (if any), the Disclosure Package and the Final Memorandum or any amendment or supplement thereto will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Preliminary Memorandum, the Disclosure Package or the Final Memorandum in reliance upon and in conformity with the information concerning FBR and furnished in writing by or on behalf of FBR to the Company expressly for use therein (that information being limited to that described in the last sentence of Section 8(b));

(ww) the Company is in compliance, in all material respects, with all applicable corporate governance requirements set forth in the New York Stock Exchange’s listing standards that are then in effect;

(xx) the descriptions in the Disclosure Package and the Final Memorandum of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be described by the Securities Act or by the Securities Act Regulations, and there are no legal or governmental proceedings, contracts, leases or other documents of a character required to be described in the Disclosure Package and the Final Memorandum which are not described or filed as required; all agreements between the Company or any of its subsidiaries and their parties expressly described in the Disclosure Package and the Final Memorandum are legal, valid and binding obligations of the Company or one or more of its subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equity principles (regardless of whether such principles are considered in a proceeding at law or equity);

(yy) (i) the Company has established and has currently in effect disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Regulations), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Exchange Act Reports and (C) to the Company’s knowledge are effective in all material respects to perform the functions for which they were established and (ii) the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the board of directors or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that would significantly affect internal control over financial reporting;

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(zz) the Company and each of its subsidiaries have currently in effect a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(aaa) neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any officer or director purporting to act on behalf of the Company or any of its subsidiaries, has at any time made any payment to any agent or broker or person charged with similar duties of any entity to which the Company or any of its subsidiaries does business for the purpose of influencing such agent, broker or person to do business with the Company or any of its subsidiaries, in violation of any law, rule or regulation applicable to the Company or any of its subsidiaries;

(bbb) all securities issued by the Company, any of its subsidiaries or any trusts established by the Company or any of its subsidiaries have been as of the Applicable Time, or will be as of the Closing Time or any Secondary Closing Time, issued and sold in compliance with or pursuant to an exemption from (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

(ccc) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Disclosure Package and the Final Memorandum, which is not so described;

(ddd) the Company, its subsidiaries and any of the officers and directors of the Company or any of its subsidiaries, in their capacities as such, are, and at the Closing Time and any Secondary Closing Time will be, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are effective and applicable to the Company as of the date hereof, it being understood that no representation or warranty is made with respect to any provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are not effective and applicable to the Company as of the date hereof;

(eee) the Company (i) complies in all material respects with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state and local laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including from visitors or users of any Company websites or products (“Individuals”);

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(fff) Reserved; and

(ggg) neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company or any of its subsidiaries, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001, as amended, or the rules and regulations promulgated under any such law or any successor law.

5.	Certain Covenants of the Company. The Company hereby agrees with FBR:

(a) to furnish such information as may be reasonably required and otherwise to cooperate in qualifying the Securities and the shares of Common Stock issuable upon conversion of the Securities for offer and sale under the securities or blue sky laws of such states as FBR may designate or as required for the Private Placement and to maintain such qualifications in effect as long as required by such laws for the Exempt Resales of the Resale Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of, or subject itself to taxation as doing business in, any such state or other jurisdiction (except service of process with respect to the offering and sale of the Securities);

(b) to prepare the Final Memorandum in a form approved by FBR and to furnish promptly (and with respect to the initial delivery of such Final Memorandum, not later than 4:00 p.m. (New York City time) on the first day following the execution and delivery of this Agreement) to FBR or to purchasers upon the direction of FBR as many copies of the Final Memorandum (and any amendments or supplements thereto) as FBR may reasonably request for the purposes contemplated by this Agreement;

(c) to advise FBR promptly, confirming such advice in writing, of: (i) the happening of any event known to the Company within the time during which the Final Memorandum shall (in the view of FBR) be required to be distributed by FBR in connection with an Exempt Resale (and FBR hereby agrees to notify the Company in writing when the foregoing time period has ended) which, in the judgment of the Company, would require the making of any change in the Final Memorandum then being used so that the Final Memorandum would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or, if for any other reason it shall be necessary or desirable to amend or supplement the Final Memorandum; and (ii) the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification of the Securities, or of any exemption from such qualification or from registration of the Securities, for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if any government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible;

(d) upon FBR’s request following receipt of a notice provided by the Company in accordance with Section 5(c), the Company shall prepare and provide to FBR, or to purchasers upon the direction of FBR, as many copies as FBR may reasonably request of any amendment or supplement to the Final Memorandum, and the Company shall not amend or supplement the Final Memorandum in any manner whatsoever unless FBR shall previously have been advised thereof and shall have consented thereto in writing;

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(e) Reserved;

(f) not to issue any Supplement in connection with the transactions contemplated hereby without the prior written approval of FBR, which approval may be withheld, conditioned or delayed in the sole and absolute discretion of FBR;

(g) Reserved;

(h) during any period in the one year (or such shorter period as may then be applicable under the Securities Act regarding the holding period for securities under Rule 144 under the Securities Act or any successor rule) after the Closing Time in which the Company is not subject to Section 13 or 15(d) of the Exchange Act to furnish, upon request, to any holder of such Shares the information (“Rule 144A Information”) specified in Rule l44A(d)(4) under the Securities Act and any such Rule l44A Information will not, at the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

(i) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Disclosure Package and the Final Memorandum;

(j) that neither the Company nor any of its affiliates (as defined in Section 501(b) of Regulation D) will, whether directly or through any agent or person acting on its behalf (other than FBR): (i) offer Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations, (ii) distribute any other offering material in connection with the offer and sale of the Securities, other than the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, or (iii) sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act), any of which will be integrated with the offering and sale of the Securities in a manner that would require the registration under the Securities Act of the sale by the Company to FBR, the resale by FBR to Eligible Purchasers, or the sale by the Company of the Regulation D Securities to Accredited Investors in the Private Placement;

(k) that neither the Company, its subsidiaries, nor any of their respective directors, officers, representatives or affiliates will take, directly or indirectly, any action intended to, or that might be reasonably expected to, cause or result in, under the Securities Act, the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company;

(l) that, except as directed by FBR, neither the Company nor any of its affiliates will distribute any offering materials in connection with Exempt Resales;

(m) to pay all expenses, fees and taxes in connection with (i) the preparation of the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to FBR (including costs of mailing and shipment), (ii) the preparation, issuance, sale and delivery of the Securities, including any stock or other transfer taxes or duties payable upon the sale of the Securities to FBR, and the issuance, sale and delivery of the Common Stock issuable upon conversion of the Securities, (iii) the printing of this Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities, (iv) the

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qualification of the Securities and the Common Stock issuable upon conversion of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including any filing fees and the fees and disbursements of counsel for FBR in connection with such qualification and in connection with any blue sky survey performed thereby), and the printing and furnishing of copies of any blue sky surveys to FBR, (v) all fees and disbursements of counsel and accountants for the Company, (vi) the preparation of the Securities, the appointment of the Trustee and any agent of the Trustee and of counsel for the Trustee in connection with the Indenture and the Securities, (vii) the costs and expenses of the Company incurred in connection with the marketing of the Securities, including all “out of pocket” expenses, road show costs and expenses (regardless of the form in which the road show is conducted), and expenses of Company personnel, including but not limited to commercial or charter air travel, local hotel accommodations and transportation, and (viii) performance of the Company’s other obligations hereunder;

(n) to use reasonable efforts in cooperation with FBR to obtain permission for the Securities to be eligible for clearance and settlement through DTC;

(o) to reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for purposes of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities;

(p) not to take any action that would prevent FBR from purchasing the Company’s equity securities in the secondary market to cover short positions entered into pursuant to FBR’s market facilitation activities;

(q) to refrain during the period commencing on the date of this Agreement and ending on the date that is 90 days thereafter, without the prior written consent of FBR (which consent may be withheld or delayed in FBR’s sole discretion), from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any securities of the Company that are similar to the Securities, any securities convertible into or exercisable or exchangeable for securities of the Company that are similar to the Securities, or any Common Stock or securities convertible into Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or other arrangement that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, the Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Securities to be sold hereunder, (ii) any Common Stock issued by the Company upon the conversion of the Securities or any option or warrant outstanding on the date hereof and referred to in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, (iii) such issuances of options or grants of restricted stock under the Company’s stock option and incentive plans as described in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, or (iv) the issuance of warrants to purchase up to 2.0 million shares of Common Stock at $10.75 per share pursuant to the settlement of the class actions consolidated and designated as Fuller v. Imperial Holdings, et al.;

(r) to reimburse FBR for up to $10,000.00 for the cost of preparing a blue sky survey (if commissioned by FBR) and, in the event that the transactions contemplated hereby are terminated without the purchase of any Securities, to reimburse up to $200,000.00 of its out-of-pocket expenses relating to the transactions contemplated hereby, including the reasonable fees and disbursements of its legal counsel;

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(s) that the Company will conduct its affairs in such a manner so as to ensure that the Company will not be an investment company or an entity controlled by an investment company within the meaning of the Investment Company Act (it being understood that if the Securities and Exchange Commission broadened the definition of “security” to include the life settlements, the Company shall not be deemed in breach of this covenant);

(t) at the Closing Time, the number of shares of Common Stock equal to the maximum number of Common Shares issuable upon conversion shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance; and

(u) to seek shareholder approval to issue shares of Common Stock equal to or in excess of (i) 20% of the number of shares of the Company’s Common Stock outstanding before the issuance of the Company’s shares of Common Stock or of securities convertible into or exercisable for the Company’s Common Stock, (ii) 5% of the number of shares of the Company’s Common Stock outstanding before the issuance of the Company’s shares of Common Stock or of securities convertible into or exercisable for the Company’s Common Stock if issued to holders who own 5% or more of the Company’s Common Stock outstanding before such issuance and (iii) 1% of the number of shares of the Company’s Common Stock outstanding before the issuance of the Company’s shares of Common Stock or of securities convertible into or exercisable for the Company’s Common Stock if issued to holders who are affiliated with the Company’s directors or executive officers, in accordance with the listing standards of the New York Stock Exchange.

6.	Conditions of FBR’s Obligations. The obligations of FBR hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Applicable Time, at the Closing Time and, if applicable, each Secondary Closing Time, (ii) the accuracy of the statements of the Company’s officers made in any certificate pursuant to the provisions hereof as of the date of such certificate, (iii) the performance by the Company of all of its respective covenants and other obligations hereunder and (iv) the following other conditions:

(a) The Company shall furnish to FBR at the Closing Time an opinion and disclosure letter of Foley & Lardner LLP, counsel for the Company, substantially in the form set forth on Exhibit A hereto, and opinion of the Company’s General Counsel, addressed to FBR and dated the Closing Time, substantially in the form set forth on Exhibit B hereto. Each opinion shall indicate that it is being rendered to FBR at the request of the Company.

(b) FBR shall have received from Grant Thornton LLP “comfort” letters dated, respectively, as of the date hereof and the Closing Time, addressed to FBR and in form and substance satisfactory to FBR.

(c) FBR shall have received at the Closing Time a favorable opinion and disclosure letter of Hunton & Williams LLP, counsel for FBR, dated the Closing Time, substantially in the form set forth on Exhibit D hereto.

(d) Prior to the Closing Time and, if applicable, any Secondary Closing Time (i) no suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred, and (ii) the Disclosure Package and the Final Memorandum and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

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(e) Between the time of execution of this Agreement and the Closing Time or, if applicable, any Secondary Closing Time, (i) no event, circumstance or change, individually or in the aggregate, constituting a Material Adverse Effect shall have occurred or become known, (ii) no transaction which is material to the Company, taken as a whole, shall have been entered into by the Company that has not been fully and accurately disclosed in the Disclosure Package and the Final Memorandum, or any amendment or supplement thereto, and (iii) no order or decree preventing the use of either the Preliminary Memorandum, the Disclosure Package or the Final Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued.

(f) (i) Neither the Company nor any of its subsidiaries shall have sustained, since September 30, 2013, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, and (ii) since the respective dates as of which information is given in the Preliminary Memorandum, the Disclosure Package and Final Memorandum, there has not been any change in the capital stock (other than the issuance of shares as part of a court ordered settlement of litigation) or debt of the Company or any of its subsidiaries or any change or development involving a prospective change, in or affecting the general affairs, management, position (financial or otherwise), stockholders’ equity or results of operation of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of FBR so material and adverse as to make it commercially impracticable or inadvisable to proceed with the offering and delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Preliminary Memorandum, the Disclosure Package and Final Memorandum.

(g) The Company shall have delivered to FBR a certificate, executed by the secretary of the Company and dated as of the Closing Time, as to (i) the resolutions adopted by the Company’s board of directors addressing entry into and consummation of the transactions contemplated by this Agreement, the execution and performance of this Agreement and the Indenture and the authorization, issuance and delivery of the Securities and the Common Stock issuable upon conversion of the Securities, and otherwise in form and substance reasonably acceptable to FBR, (ii) the Company’s articles of incorporation, as amended and (iii) the Company’s by-laws, as amended, each as in effect at the Closing Time.

(h) The Company shall have delivered to FBR a certificate, executed by its chief executive officer and chief financial officer on behalf of the Company, to the effect that the representations and warranties by the Company set forth in this Agreement shall be true and correct as of the Closing Time as though made on and as of such date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date), the conditions set forth in subsections (d) through (f) of this Section 6 shall have been satisfied and be true and correct as of the Closing Time, and the Company shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time. Any certificate signed by an officer of the Company or any subsidiary delivered to FBR or to counsel for FBR pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to FBR as to the matters covered thereby. By virtue of this officer’s certificate, the Company is deemed to have made all of the representations and warranties in Section 4 of this Agreement as of the Closing Time.

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(i) At the time of execution and delivery of this Agreement, FBR shall have received from each of the officers and directors of the Company a written agreement (a “Lock-up Agreement”) in substantially the form of Exhibit E hereto.

(j) At each Secondary Closing Time, FBR shall have received:

(i) certificates, dated as of each Secondary Closing Time, of the Company, substantially to the same effect as the certificates delivered at the Closing Time pursuant to subsections (g) and (h), of this Section 6, subject to any exceptions that, in the reasonable judgment of FBR, are not material.

(ii) the opinion and disclosure letter of Foley & Lardner LLP, and the opinion of Company’s General Counsel, dated as of each Secondary Closing Time relating to the Option Securities being sold by the Company to FBR at such Secondary Closing Time, in substantially the same effect as the opinions required by subsection (a) of this Section 6.

(iii) “comfort” letters from Grant Thornton LLP, in form and substance satisfactory to FBR, dated as of each Secondary Closing Time, substantially the same in scope and substance as the letter furnished to FBR pursuant to subsection (b) of this Section 6, except that the “specified date” in the letter furnished pursuant to this subsection (j)(iii) shall be a date not more than three days prior to such Secondary Closing Time.

In the event that any “comfort” letter referred to in subsection (b) of this Section 6 or this subsection (j)(iii) sets forth any such changes, decreases or increases that, in the reasonable discretion of FBR, are likely, individually or in the aggregate, to result in a Material Adverse Effect, it shall be a further condition to the obligations of FBR that, at the written request of FBR, such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless FBR deems such explanation unnecessary, which written explanation is reasonably satisfactory to FBR and which details the actions the Company has taken or plans to take to remediate or otherwise address such change. References to the Preliminary Memorandum, the Disclosure Package and/or Final Memorandum with respect to any “comfort” letter referred to in this Section 6 shall include any amendment or supplement thereto at the date of such letter.

(iv) the opinion and disclosure letter of Hunton & Williams LLP, dated as of each Secondary Closing Time, relating to the Option Securities being sold by the Company to FBR at such Secondary Closing Time, and otherwise to the same effect as the opinion required by subsection (c) of this Section 6.

(k) The number of Regulation D Securities to be sold at the Closing Time to investors who have properly executed Subscription Agreements in the form of Exhibit F hereto, have not had their Subscription Agreements terminated pursuant to Section 6(l) below and have funded the full amount of their purchase price, plus the number of Resales Securities to be sold at the Closing Time, shall equal no less than 95% of the aggregate number of Initial Securities.

(l) In the event any Subscription Agreement that has been executed and delivered by a prospective investor in the Regulation D Securities and accepted by the Company is, as of the Closing Time, either (i) not in full force and effect or (ii) terminable by either party thereto pursuant to the terms thereof, then neither the Company nor FBR shall have the right to close on the issuance and sale of the Regulation D Securities covered by such Subscription Agreement without the written consent of the other. Any such Subscription Agreement with respect to which the Company or FBR elects not to close shall be terminated.

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7.	Termination. The obligations of FBR hereunder shall be subject to termination in the absolute discretion of FBR, at any time prior to the Closing Time or any Secondary Closing Time, if (i) any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) trading in securities in general on any exchange or national quotation system shall have been suspended or minimum prices shall have been established on such exchange or quotation system, (iii) trading in the Company’s Common Stock has been suspended or materially limited, (iv) there has been a material disruption in the securities settlement, payment or clearance services in the United States, (v) a banking moratorium shall have been declared either by the United States or New York state authorities, or (vi) if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions of such magnitude in its effect on the financial markets of the United States as, in the judgment of FBR, to make it impracticable to market the Securities.

If FBR elects to terminate this Agreement as provided in this Section 7, the Company shall be notified promptly by letter or fax.

If the sale to FBR of the Resale Securities, as contemplated by this Agreement, is not carried out by FBR for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, (i) the Company shall not be under any obligation or liability to FBR under this Agreement (except to the extent provided in Sections 5(m), 5(q) and 8 hereof), (ii) and FBR shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof).

8.	Indemnity.

(a) The Company agrees to indemnify, defend and hold harmless FBR and its directors and officers, and any person who controls FBR within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, FBR or any such controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company herein, (ii) any breach by the Company of any covenant set forth herein, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Disclosure Package or the Final Memorandum, any supplement to any of the foregoing, or any marketing materials, including any “road show” presentation, used in connection with the offering and sale of the Securities, or that arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by FBR to the Company expressly for use in such Preliminary Memorandum, Disclosure Package or Final Memorandum (that information being limited to that described in the last sentence of Section 8(b) hereof).

(b) FBR agrees to indemnify, defend and hold harmless the Company and its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or

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otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and made in reliance upon and in conformity with information furnished in writing by FBR to the Company expressly for use in the Preliminary Memorandum, the Disclosure Package or the Final Memorandum (or in any amendment or supplement thereof by the Company), such information being limited to the following: the eleventh and twelfth paragraphs of the “Plan of Distribution” section of the Preliminary Memorandum.

(c) If any action is brought against any person or entity (each an “Indemnified Party”), in respect of which indemnity may be sought pursuant to Section 8(a) or (b) above, the Indemnified Party shall promptly notify the party(ies) obligated to provide such indemnity (each an “Indemnifying Party”) in writing of the institution of such action and the Indemnifying Party shall assume the defense of such action, including the employment of counsel and payment of expenses; provided that the failure so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to any Indemnified Party unless and to the extent the Indemnifying Party did not otherwise know of such action and such failure results in the forfeiture by the Indemnifying Party of rights and defenses that would have had material value in the defense. The Indemnified Party(ies) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party(ies) unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or the Indemnifying Party shall not have employed counsel to have charge of the defense of such action within a reasonable time or such Indemnified Party(ies) shall have reasonably concluded (based on the advice of counsel) that counsel selected by the Indemnifying Party has an actual conflict of interest or there may be defenses available to the Indemnified Party(ies) which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party(ies)), in any of which events such fees and expenses shall be borne by the Indemnifying Party and paid as incurred (it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of counsel (in addition to local counsel) for the Indemnified Party in any one action or series of related actions in the same jurisdiction representing the Indemnified Parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Indemnifying Party shall not be liable for any settlement of any such claim or action effected without its written consent. The Indemnifying Party shall have the right to settle any such claim or action for itself and any Indemnified Party so long as the Indemnifying Party pays any settlement payment and such settlement (i) includes a complete and unconditional release of the Indemnified Party from all losses, expenses, claims, damages, injunctions, liability and other obligations with respect to any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d) If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 8 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and FBR, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of FBR, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative

24

benefits received by the Company, on the one hand, and FBR, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of the Initial Purchaser Discount and the Placement Fee but before deducting expenses) received by the Company bear to the discounts and commissions and Placement Fee received by FBR. The relative fault of the Company, on the one hand, and of FBR, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by FBR and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 8, FBR shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were initially offered (in the Exempt Resales and the Private Placement) exceeds the amount of any damages which FBR has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of FBR or its directors and officers, or any person who controls FBR within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company or its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Securities. Each party to this Agreement agrees promptly to notify the other party of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of their respective officers and directors, in connection with the sale and delivery of the Securities, or in connection with the Preliminary Memorandum, the Disclosure Package and/or Final Memorandum.

9.	Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram and:

(a) if to FBR, shall be sufficient in all respects if delivered or sent to FBR Capital Markets & Co., 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Compliance Department, (facsimile: 703-312-9698); with a copy to Hunton & Williams LLP, 951 East Byrd Street, Richmond, Virginia 23219, Attention: Daniel M. LeBey, Esq. (facsimile: (804) 788-8218); and

(b) if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 701 Park of Commerce Boulevard – Suite 301, Boca Raton, Florida 33487 Attention: General Counsel (facsimile: (561) 995-4207); with a copy to Foley & Lardner LLP, One Independence Drive, Suite 1300, Jacksonville, Florida 32202, Attention: Michael Kirwan (facsimile: (904) 359-8700).

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10.	Duties. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. FBR undertakes to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of FBR with respect to the Securities shall be determined solely by the express provisions of this Agreement, and FBR shall not be liable except for the performance of such duties and obligations with respect to the Securities as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and the Initial Purchaser Discount and the Placement Fee, is an arm’s-length commercial transaction between the Company, on the one hand, and FBR, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction FBR is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) FBR has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether FBR has advised or is currently advising the Company on other matters); and (iv) FBR and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that FBR has no obligation to disclose any of such interests. The Company acknowledges that FBR disclaims any implied duties (including any fiduciary duty), covenants or obligations arising from its performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against FBR with respect to any breach or alleged breach of agency or fiduciary duty.

11.	GOVERNING LAw; HEADINGS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12.	WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

13.	Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of FBR and the Company and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, in its capacity as such, from FBR) shall acquire or have any right under or by virtue of this Agreement.

14.	Counterparts. This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties.

[SIGNATURE PAGE FOLLOWS]

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If the foregoing correctly sets forth the understanding among the Company and FBR, please so indicate in the space provided below for the purpose, whereupon this letter shall constitute a binding agreement between the Company and FBR.

Very truly yours,

IMPERIAL HOLDINGS, INC.

By:	/s/ Antony Mitchell
Name: Antony Mitchell Title: Chief Executive Officer

[SIGNATURE PAGE TO PURCHASE/PLACEMENT AGREEMENT]

Accepted and agreed to as of the date first above written:

FBR CAPITAL MARKETS & CO.

By:	/s/ Bradley Wright
	Name:	Bradley Wright
	Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

[SIGNATURE PAGE TO PURCHASE/PLACEMENT AGREEMENT]

EXHIBIT A

FORM OF OPINION AND DISCLOSURE LETTER

OF FOLEY & LARDNER LLP

[ATTACHED]

ATTORNEYS AT LAW
ONE INDEPENDENT DRIVE, SUITE 1300 JACKSONVILLE, FL 32202-5017 904.359.2000 TEL 904.359.8700 FAX www.foley.com

February , 2014	CLIENT/MATTER NUMBER 084091-0120

FBR Capital Markets & Co.

1001 19th Street North

Arlington, Virginia 22209

Ladies and Gentlemen:

We have acted as counsel for Imperial Holdings, Inc., a Florida corporation (the “Company”), in connection with the issuance and sale by the Company (A) to FBR Capital Markets & Co., as initial purchaser, (the “Purchaser”) pursuant to that certain Purchase/Placement Agreement, dated as of February     , 2014 (the “Purchase Agreement”), between the Company and Purchaser, of (i) an aggregate of $[                    ] principal amount of [        ]% senior unsecured convertible notes due 2019 (the “Firm Securities”), convertible into shares of the Company’s common stock, par value $0.01 (“Common Stock”), cash or a combination of shares of Common Stock and cash, and (ii) the option to purchase up to an aggregate of $14,000,000.00 principal amount of additional [        ]% senior unsecured convertible notes due 2019 (the “Option Securities”), convertible into shares of Common Stock, cash or a combination of shares of Common Stock and cash and (B) of an aggregate of $[                    ] principal amount of additional [        ]% senior unsecured convertible notes due 2019 (the “Private Placement Securities” and together with the Firm Securities and Option Securities, the “Securities”), convertible into shares of Common Stock, cash or a combination of shares of Common Stock and cash in a private placement offering directly to accredited investors (as defined in Section 501(a) of the Securities Act of 1933, as amended) (the “Accredited Investors”) pursuant to subscription agreements from the Accredited Investors in the form attached as Exhibit F to the Purchase Agreement (collectively, the “Subscription Agreement”). The Securities are issued under the Indenture, dated as of February     , 2014 (the “Indenture”, and together with the Purchase Agreement, collectively the “Transaction Documents”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). We address this opinion to you at the request of the Company and pursuant to Section 6(a) of the Purchase Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

In connection with our representation, we have examined (i) the Purchase Agreement, (ii) the Preliminary Memorandum, (iii) the Final Memorandum, (iv) the Disclosure Package, (v) the Indenture, (vi) the Company’s Articles of Incorporation and Bylaws, each as amended to date (the “Organizational Documents”), (vii) a certificate issued by the Office of the Secretary of State of Florida, dated as of a recent date, indicating that the Company is duly formed, in good standing and validly existing as of such date (the “Good Standing Certificate”), (viii) resolutions of the

BOSTON BRUSSELS CHICAGO DETROIT	JACKSONVILLE LOS ANGELES MADISON MIAMI	MILWAUKEE NEW YORK ORLANDO SACRAMENTO	SAN DIEGO SAN DIEGO/DEL MAR SAN FRANCISCO SHANGHAI	SILICON VALLEY TALLAHASSEE TAMPA TOKYO WASHINGTON, D.C.

Company’s Board of Directors relating to the authorization of the issuance of the Securities pursuant to the Purchase Agreement, and (ix) such other proceedings, documents, and records as we have deemed necessary to enable us to render this opinion. In all such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals, and the conformity with the originals of all documents submitted to us as copies. We have, among other things, relied upon certificates of public officials and, as to various factual matters, certificates of officers of the Company.

Based upon and subject to the foregoing and the other matters set forth herein, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

1. Based solely on the Good Standing Certificate, the Company is a duly formed and validly existing corporation in good standing under the laws of the State of Florida. The Company has the power and authority under the Florida Business Corporations Act (the “FBCA”) and its Organizational Documents to (i) own, lease or operate its properties and other assets and to conduct its business as described in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, and (ii) to execute and deliver the Transaction Documents and to perform its obligations under the Transaction Documents and the Securities.

2. Each subsidiary of the Company listed on Exhibit “A” hereto is a limited liability company, has been duly formed and is existing and in active status or good standing (as applicable) under the laws of the state of its formation.

3. The execution, delivery and performance by the Company of the Transaction Documents has been duly authorized by all necessary corporate action required by the FBCA and the Organizational Documents, and each of the Transaction Documents has been duly executed and, to our knowledge, delivered by the Company.

4. Assuming due authorization, execution, and delivery thereof by the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company under New York law in accordance with its terms.

5. The Securities have been duly authorized for issuance, executed, and delivered by the Company and, assuming the due authorization, execution, and delivery of the Indenture and authentication of the Securities by the Trustee as provided in the Indenture, when delivered to and paid for by the Purchaser and Accredited Investors as provided for under the Purchase Agreement and Subscription Agreement, will be validly issued, fully paid and non-assessable and will constitute valid and legally binding obligations of the Company under New York law enforceable against the Company in accordance with their terms.

6. The Indenture, the Securities and the shares of Common Stock initially issuable upon conversion of the Securities conform in all material respects as to legal matters to the description thereof contained in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum; and the authorized Common Stock of the Company is as set forth in the Final Memorandum under the heading “Capitalization.”

7. The shares of Common Stock initially issuable upon conversion of the Securities (i) have been duly authorized and reserved for issuance upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, (ii) conform in all material respects to the description of such Common Stock contained in the Preliminary Memorandum, the Disclosure Package and Final Memorandum under the heading “Description of Capital Stock,” and (iii) when issued upon conversion the Securities, will be validly issued, fully paid and non-assessable. The issuance of the shares of Common Stock is not subject to any pre-emptive right, co-sale right, registration right, right of first refusal or other similar right arising under the FBCA or the Organizational Documents.

8. Neither the Company nor any subsidiary of the Company listed on Exhibit “A” hereto is required to be and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the heading “Use of Proceeds” in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum, will be required to be, registered as an “investment company” as defined in the Investment Company Act of 1940, as amended.

9. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery and performance by the Company of the Transaction Documents or the consummation by the Company of the transactions contemplated thereby or for the issuance, sale and delivery of the Securities and shares of Common Stock of the Company that may be issuable upon conversion of the Securities, except in each case such as have been already made, obtained, or rendered, as applicable, and such as may be required under state securities laws or blue sky laws or Canadian provincial securities laws or other foreign laws.

10. The execution, delivery and performance of the Indenture and the Purchase Agreement and the issuance, sale and delivery of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the Organizational Documents of the Company or the organizational documents of any of its subsidiaries, (ii) any applicable statute, rule, regulation or order known to us of any U.S. federal or New York or Florida state governmental agency or body or any U.S. federal or New York or Florida state court having jurisdiction over the Company or any of its U.S. subsidiaries, or any of their properties or assets, or (iii) any agreement or instrument to which the Company or any of its U.S. subsidiaries is a party or by which the Company or any of its U.S. subsidiaries is bound or to which any of the properties or assets of the Company or any of its U.S. subsidiaries is subject and in each case that is filed with or incorporated by reference as an exhibit to any of the Company’s 2013 Exchange Act Reports, or (iv) to our knowledge, any judgment, decree or order of any New York or Florida state or federal court or other governmental authority binding on the Company or its properties or assets, except, in the case of clauses (ii) and (iii), for any such breaches, violations, or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

11. In reliance upon the representations and warranties made by the Company and the Purchaser in the Purchase Agreement and by the Accredited Investors in the Subscription

Agreement, and assuming the performance by the Company, the Purchaser and the Accredited Investors of their respective obligations thereunder, it is not necessary in connection with (i) the issuance, sale and delivery of the Securities by the Company to the Purchaser pursuant to the Purchase Agreement, (ii) the issuance, sale and delivery of the Securities by the Company to the Accredited Investors pursuant to the Subscription Agreement, or (iii) the initial offer, sale and delivery of the Securities by the Purchaser, in each case in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Memorandum, to register the Securities or the Common Stock issuable upon conversion of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (it being understood that no opinion is expressed as to any subsequent resale of the Securities).

12. The statements in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum under the headings “Existing Indebtedness” and “Material United States Federal Income Tax Considerations”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings referenced therein.

The opinions set forth above are subject to the following qualifications:

The enforceability of the Indenture and the Securities and the availability of certain remedies thereunder, including but not limited to, specific performance and injunctive relief, may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer, equitable subordination, or other similar laws relating to or affecting the rights of creditors generally; (b) general equitable principles and the exercise of judicial discretion in the application thereof, regardless of whether such enforceability is considered in a proceeding at law or in equity; and (c) the qualification that certain provisions of the Indenture may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of New York, but the inclusion of such provisions does not affect the validity as against the Company of the Indenture as a whole and the Indenture contains adequate provisions for enforcing the obligations governed thereby and otherwise for the practical realization of the principal benefits intended to be provided thereby, subject to the other qualifications contained herein.

The enforceability of the Indenture is further subject to the qualification that certain waivers (including, without limitation, waivers of jury trial, waivers of stay, waivers of counterclaims, notice, and rights of redemption, unknown future rights, or defenses to obligations), procedures, remedies, grants, claims, actions, consents to jurisdiction and other provisions of the Transaction Documents may be unenforceable under, or limited by, in whole or in part, the law of the State of New York or federal law.

We express no opinion herein as to: (i) antitrust or unfair competition laws or regulations; (ii) zoning, land use, or subdivision laws or regulations; (iii) labor, ERISA, or other employee benefit laws or regulations; (iv) environmental, racketeering, or health and safety laws or regulations; (v) banking, insurance or tax laws or regulations; (vi) public utility laws or regulations; (vii) laws, regulations or policies relating to national or local emergencies; (viii) local laws, regulations, or ordinances (whether or not created or enabled through legislative action at the federal, state or regional level); (ix) anti-money laundering or anti-terrorism laws and regulations, including, without limitation, the USA PATRIOT Act (Title III of Public L. 107-56), the Bank Secrecy Act, or any other United States Executive Orders, including, without limitation, Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)); (x) the Foreign Assistance Act; (xi) the Trading with the Enemy Act, the International Emergency Economic Powers Act, any other laws regarding sanctions or export limitations or controls, or any regulations issued thereunder, including, without limitation, regulations of the Office of Foreign Assets Control; (xii) the Foreign Corrupt Practices Act or any regulations issued thereunder; (xii) foreign or international laws, regulations, or ordinances; (xiii) securities or blue sky laws or regulations (except as expressly set forth herein); or (xiv) any laws which in our experience are not customarily applicable to transactions of the type contemplated by the Transaction Documents.

We have not examined the records of any court or any public, quasi-public, private, or other office in any jurisdiction (other than as expressly specified herein), and our opinions are subject to matters that an examination of such records would reveal.

We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party to the Transaction Documents (other than Company to the extent expressly set forth in paragraphs 9 and 10) with any state, federal or other laws or regulations applicable to it, (ii) the legal or regulatory status or the nature of the business of any party (other than Company to the extent expressly set forth herein); or (iii) the effect of any possible judicial, administrative or other action giving effect to either the actions of foreign governmental authorities or foreign laws.

We are not passing upon and do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Preliminary Memorandum, the Disclosure Package or the Final Memorandum, including the documents incorporated by reference therein and any supplements or amendments thereto.

Our opinion in paragraph 2 above as to the formation and status of the Company’s U.S. subsidiaries is rendered exclusively in reliance on certificates of the Secretary of State of the State of Delaware and the Secretary of State of the State of Florida, as applicable.

We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof; (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof; or (iii) regarding consents to, or restrictions upon, governing law, jurisdiction or venue.

We are qualified to practice law in the States of Florida and New York and we do not purport to be experts on the law other than that of the States of Florida and New York and the Federal laws of the United States of America. We express no opinion with respect to the laws of any jurisdiction other than the laws of the States of Florida and New York and the Federal laws of the United States of America.

Wherever we indicate that our opinion with respect to the existence or absence of facts is “to our knowledge” or with reference to matters of which we are aware or which are known to us, or with similar qualification, such opinion is, with your permission, based solely on the current conscious awareness of the individual attorneys in this firm who have participated directly and substantively in the transactions contemplated by the Transaction Documents and the individual attorneys in this firm who have provided substantive attention to legal matters for the Company during the past twelve (12) months, without any investigation or review of our files, and means that such attorneys do not have a current recollection of any fact or circumstance contradicting the statement, and does not imply that we know the statement is correct or that this firm (or any attorney in this firm) has undertaken any investigation or verification of such matters or information except to obtain certificates as to certain factual matters from officers of the Company.

The opinions expressed in this letter are given as of the date hereof, and we do not undertake to advise you of any events occurring subsequent to the date hereof that might affect any of the matters covered by any of such opinions.

We are furnishing this letter to you in connection with the transactions contemplated by the Transaction Documents and it is solely for your benefit. This letter and the opinions set forth herein may not be used or relied upon by you for any other purpose or relied upon for any purpose by any other person or entity (including any person or entity purchasing any of the Securities from the Purchasers) without our prior written consent. This letter may not be quoted or reproduced in whole or in part or otherwise referred to in any manner, nor may it be filed with any governmental agency or furnished or circulated to any other person or entity without our prior written consent, except as required by law or court order.

Foley & Lardner LLP

EXHIBIT A

List of Subsidiaries of the Company

Imperial Finance & Trading, LLC

Red Reef Alternative Investments, LLC

OLIPP IV, LLC

Markley Asset Portfolio, LLC

White Eagle Asset Portfolio, LLC

ATTORNEYS AT LAW ONE INDEPENDENT DRIVE, SUITE 1300 JACKSONVILLE, FL 32202-5017 904.359.2000 TEL 904.359.8700 FAX www.foley.com

	February __, 2014	CLIENT/MATTER NUMBER 084091-0120

FBR Capital Markets & Co. 1001 19th Street North Arlington, Virginia 22209

Ladies and Gentlemen:

We have acted as counsel for Imperial Holdings, Inc., a Florida corporation (the “Company”), in connection with the issuance and sale by the Company (A) to FBR Capital Markets & Co., as initial purchaser, (the “Purchaser”) pursuant to that certain Purchase Agreement, dated as of February __, 2014 (the “Purchase Agreement”), between the Company and Purchaser, of (i) an aggregate of $[                                         ] principal amount of [            ]% senior unsecured convertible notes due 2019 (the “Firm Securities”), convertible into shares of the Company’s common stock, par value $0.01 (“Common Stock”), cash or a combination of shares of Common Stock and cash, and (ii) the option to purchase up to an aggregate of $14,000,000.00 principal amount of additional [            ]% senior unsecured convertible notes due 2019 (the “Option Securities”), convertible into shares of Common Stock, cash or a combination of shares of Common Stock and cash and (B) of an aggregate of $[                                         ] principal amount of additional [            ]% senior unsecured convertible notes due 2019 (the “Private Placement Securities” and together with the Firm Securities and Option Securities, the “Securities”), convertible into shares of Common Stock, cash or a combination of shares of Common Stock and cash in a private placement offering directly to accredited investors (as defined in Section 501(a) of the Securities Act of 1933, as amended). The Securities are issued under the Indenture, dated as of February __, 2014 (the “Indenture”, and together with the Purchase Agreement, collectively the “Transaction Documents”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). As counsel to the Company, we reviewed the Preliminary Memorandum, together with the documents and information listed on Exhibit A hereto (collectively, the “Pricing Disclosure Package”) and the Final Memorandum and we have participated in discussions with your representatives and representatives of the Company and its independent registered public accounting firm regarding such documents and information and related matters. Between the date of the Final Memorandum and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company and its accountants concerning certain matters relating to the Company and reviewed certificates of certain officers of the Company and letters addressed to you from their accountants. This letter is delivered pursuant to Section 6(a) of the Purchase Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

The purpose of our professional engagement was not to establish or to confirm the factual matters set forth in the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum, and except as set forth below we have not undertaken to verify independently any of such factual matters. Moreover, many of the documents required to be prepared or used in connection with the drafting of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum involve matters of a non-legal nature.

Subject to the foregoing and on the basis of information we gained in the course of performing the services referred to above, we confirm to you that nothing came to our attention that caused us to believe that:

The Preliminary Memorandum, as of the date thereof and the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

The Final Memorandum, as of the date thereof and the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

The Pricing Disclosure Package, as of _______ __.m. on February ___, 2014, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Memorandum, the Pricing Disclosure Package or Final Memorandum (except to the extent set forth in numbered paragraphs 6,7 and 13 of our opinion to you of even date hereof), and we do not express any belief with respect to the financial statements and related notes and other financial data derived therefrom, contained in or omitted from the Preliminary Memorandum, the Pricing Disclosure Package or Final Memorandum.

This letter is furnished to you solely for your benefit in your capacity as Purchaser in connection with the Purchase Agreement and may not be used, quoted, relied upon or otherwise referred to for any other purpose or by any other person (including any person purchasing any of the Securities from the Purchaser).

Very truly yours,

FOLEY & LARDNER LLP

EXHIBIT A

1.	Preliminary Memorandum dated January 31, 2014.

2.	The supplement to the Preliminary Memorandum, dated February 11, 2014

3.	The pricing information set forth on Schedule I of the Purchase Agreement.

EXHIBIT B

FORM OF OPINION OF GENERAL COUNSEL

[ATTACHED]

[Letterhead of Michael Altschuler, as Chief Legal Officer of

Imperial Holdings, Inc.]

[            ], 2014

FBR Capital Markets & Co.

1001 19th Street North

Arlington, Virginia 22209

Imperial Holdings, Inc.

[            ]% Senior, Unsecured Convertible Notes due 2019

Ladies and Gentlemen:

I am the General Counsel of Imperial Holdings, Inc., a Florida corporation (the “Company”) and, in such capacity, have represented the Company in connection with the issuance and sale by the Company to FBR Capital Markets & Co. (“FBR”), pursuant to the Purchase Agreement, dated [            ], 2014 (the “Purchase Agreement”) between the Company and FBR, of $[            ] aggregate principal amount of the [            ]% Senior, Unsecured Convertible Notes due 2019 of the Company.

This opinion is furnished to you at the request of the Company pursuant to Section 6(a) of the Purchase Agreement. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

As to various questions of fact material to this opinion, I have relied upon certificates or representations of officers of the Company, appropriate governmental authorities, and other appropriate persons. Any reference herein to “my knowledge” or any variation of any of the foregoing shall mean that in the course of performing my duties as General Counsel of the Company, I have not obtained actual, conscious knowledge of the existence or absence of any facts which would contradict my opinion set forth below.

In my examination of the documents I have relied on, I have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of each signatory to such documents (other than the Company), the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as copies, and the authenticity of the originals of such latter documents.

The opinions that follow are provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. The opinions expressed herein are given as of the date hereof and are based upon currently existing statutes, rules, regulations and judicial decisions, and I disclaim any obligation to advise you of any change in any of these sources of law or other subsequent developments which might affect any matters or opinions set forth herein. I also express no opinion herein with respect to the securities or Blue Sky laws of any state or other jurisdiction of the United States or of any foreign jurisdiction and I express no opinion and make no statement herein with respect to the antifraud laws of any jurisdiction. I do not purport to express an opinion on any laws other than the federal securities laws of the United States of America and the States of New York and Florida, where I am admitted. To the extent that any other laws govern any of the matters as to which I express an opinion herein, I have assumed for purposes of this opinion, with your permission and without independent investigation, that such laws are identical to the laws of the State of New York, and I express no opinion as to whether such assumption is reasonable or correct.

Based on the foregoing and subject to the qualifications and limitations stated herein, I am of the opinion that:

1.	There is, to my knowledge, no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the documents incorporated by reference into the Disclosure Package and the Final Memorandum that is not adequately disclosed in the Disclosure Package and the Final Memorandum.

2.	There is, to my knowledge, no material contract of a character required to be described in the documents incorporated by reference into the Disclosure Package and the Final Memorandum, or to be filed as an exhibit thereto, that is not described or filed as required.

This opinion is being delivered to you solely in connection with the Purchase Agreement, is solely for your benefit and may not, without my prior written consent, be relied upon for any other purpose, or furnished to, quoted to or relied upon by any other party. The opinions expressed herein are provided solely in my capacity as General Counsel of the Company and not in any capacity as a private attorney.

Very truly yours,

By:
Michael Altschuler General Counsel of Imperial Holdings, Inc.

EXHIBIT C

RESERVED

EXHIBIT D

FORM OF OPINION AND DISCLOSURE LETTER

OF HUNTON & WILLIAMS LLP

[ATTACHED]

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074 TEL 804 • 788 • 8200 FAX 804 • 788 • 8218 FILE NO: 68748.000020

February [ ], 2014

FBR Capital Markets & Co.

1001 Nineteenth Street North

Arlington, Virginia 22209

Imperial Holdings, Inc.

Up to $84,000,000 Aggregate Principal Amount of

[            ]% Senior Unsecured Convertible Notes Due 2019

Ladies and Gentlemen:

We have acted as your counsel in connection with the offer and sale by Imperial Holdings, Inc., a Florida corporation (the “Company”), of up to $84,000,000 aggregate principal amount of the Company’s [            ]% Senior Unsecured Convertible Notes Due 2019 (the “Securities”), including up to $14,000,000 aggregate principal amount of Securities that may be issued and sold by the Company to FBR Capital Markets & Co. (“you”) pursuant to Section 1(c) of the Purchase/Placement Agreement, dated as of February [    ], 2014 (the “Purchase/Placement Agreement”), by and between the Company and you. The Securities will be issued pursuant to an indenture, dated as of February [    ], 2014, by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

This opinion is furnished to you pursuant to Section 6(c) of the Purchase/Placement Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Purchase/Placement Agreement.

In connection with the foregoing, we have made such legal and factual examinations and inquiries as we have deemed necessary or advisable for the purpose of rendering this opinion, including, but not limited to, the examination of the following documents:

1. the Preliminary Memorandum, subject to completion, dated January 31, 2014, relating to the offering of the Securities;

2. the Supplement to Preliminary Memorandum, subject to completion, dated February 11, 2014;

3. the Disclosure Package;

4. the Final Memorandum, dated February [    ], 2014, relating to the offering of the Securities;

5. the Indenture;

6. the Articles of Incorporation of the Company, as amended, certified as of February [    ], 2014 by the Secretary of State of the State of Florida;

7. the Bylaws of the Company, as amended, certified by the Secretary of the Company as of February [    ], 2014;

8. resolutions of the Board of Directors of the Company and of the Pricing Committee of the Board of Directors relating to, among other things, the authorization of the issuance of the Securities pursuant to the Purchase/Placement Agreement, each as certified by the Secretary of the Company as of February [    ], 2014; and

9. the Purchase/Placement Agreement.

For purposes of the opinions expressed below, we have assumed: (i) the authenticity of all documents submitted to us as originals; (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals thereof; (iii) the legal capacity of natural persons; and (iv) the genuineness of all signatures.

As to factual matters, we have relied upon representations of the Company and you included in the Purchase/Placement Agreement, upon certificates delivered pursuant to the Purchase/Placement Agreement and upon certificates of public officials.

Based upon the foregoing and such other information and documents as we have considered necessary for the purposes hereof, we are of the opinion that:

1. The Company has the corporate power and authority to enter into and perform its obligations under the Purchase/Placement Agreement and to consummate the transactions contemplated therein.

2. The Purchase/Placement Agreement has been duly executed and delivered by the Company.

3. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company under New York law, enforceable against the Company in accordance with its terms.

4. Assuming due authentication by the Trustee in accordance with the Indenture, and upon payment and delivery in accordance with the Purchase/Placement Agreement, the Securities will constitute valid and legally binding obligations of the Company under New York law, enforceable against the Company in accordance with the terms and entitled to the benefits of the Indenture.

5. The offer and sale of the Securities by the Company to you, the initial resale of the Securities by you and the offer and sale of the Regulation D Securities by the Company to the Accredited Investors, in each case, under the circumstances contemplated by the Purchase/Placement Agreement, do not require registration under the Securities Act of 1933, as amended (the “Securities Act”); it being understood that no opinion is expressed herein as to any subsequent re-offer or resales of the Securities or the Regulation D Securities.

6. The shares of common stock, par value $0.01, of the Company issuable upon conversion of the Securities (the “Common Stock”) have been duly authorized and reserved by the Company and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, the Common Stock will be validly issued, fully paid and non-assessable.

7. The statements in the Preliminary Memorandum, the Disclosure Package and the Final Memorandum under the headings “Description of Notes” and “Description of Capital Stock,” insofar as such statements purport to constitute a summary of the terms of the Securities and the Common Stock, under the heading “Existing Indebtedness,” insofar as such statements purport to constitute a summary of the terms of any debt facility to which the Company is a party, and under the heading “Material United States Federal Income Tax Considerations,” insofar as such statements purport to summarize legal matters, agreements, documents or proceedings discussed therein, are accurate, complete and fair summaries in all material respects of such legal matters, agreements, documents or proceedings referred to therein.

We have assumed without independent verification, (i) the accuracy of the respective representations and warranties of the Company and you set forth in the Purchase/Placement Agreement; (ii) that the Company and you each comply with its respective covenants and agreements in the Purchase/Placement Agreement; (iii) that the offering and sale of the Securities is made as contemplated in the Final Memorandum; (iv) that neither the Company nor anyone acting on its behalf has published, distributed, issued, posted or otherwise used or employed any form of “general solicitation” or “general advertising” within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act; (v) that prior to the date hereof, neither the Company nor any other person covered by the provisions of Rule 506(d) of Regulation D under the Securities Act is subject to any of the disqualifying or disclosable events set forth in paragraph (d)(1)(i) to (viii) of Rule 506(d) of Regulation D promulgated under the Securities Act; (vi) that each of the purchasers who buys the Securities from you is a QIB; (vii) that each of the purchasers who buys the Regulation D Securities from the Company is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act), and a court of competent jurisdiction would conclude that the Company’s steps to verify each such purchaser’s status as an accredited investor is reasonable for purposes of Rule 506(c)(2)(ii), and (viii) that purchasers who buy the Securities in Exempt Resales and purchasers who buy the Regulation D Securities receive a copy of the Final Memorandum prior to or contemporaneously with the confirmation of such sale.

Our opinions set forth in paragraphs 3 and 4 above are qualified to the extent enforceability is subject to (i) bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting the rights of creditors generally, including without limitation fraudulent conveyance or transfer laws, and preference and equitable subordination laws and principles; (ii) general principles of equity (whether considered in a proceeding at law or in equity); and (iii) concepts of materiality, unconscionability, reasonableness, impracticability or impossibility of performance, good faith and fair dealing.

We have examined the opinion of Foley & Lardner LLP, counsel for the Company, delivered to you pursuant to Section 6(a) of the Purchase/Placement Agreement. Such opinion appears on its face to be responsive in all material respects to the requirements of the Purchase/Placement Agreement.

This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. We do not purport to express any opinion on any laws other than the laws of the Florida Business Corporations Act and the Securities Act. With respect to any matters in this opinion that are governed by Florida law, we have relied on the opinion of even date herewith of Foley & Lardner LLP, addressed to you, with such firm’s permission, and these opinions are subject to the same qualifications, assumptions and limitations as are set forth therein.

This opinion is furnished solely for your benefit in connection with the transactions contemplated by the Purchase/Placement Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this letter or any copies thereof be furnished to a third party, filed with any governmental agency, quoted, cited or otherwise referred to without our prior written consent. This opinion is given as of the date hereof, and we do not undertake to advise you of any changes in the views expressed herein from matters that might hereafter arise or be brought to our attention.

Very truly yours,

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074 TEL 804 • 788 • 8200 FAX 804 • 788 • 8218 FILE NO: 68748.000020

February [ ], 2014

FBR Capital Markets & Co.

1001 Nineteenth Street North

Arlington, Virginia 22209

Imperial Holdings, Inc.

Up to $84,000,000 Aggregate Principal Amount of

[            ]% Senior Unsecured Convertible Notes Due 2019

Ladies and Gentlemen:

We have acted as your counsel in connection with the offer and sale by Imperial Holdings, Inc., a Florida corporation (the “Company”), of up to $84,000,000 aggregate principal amount of the Company’s [            ]% Senior Unsecured Convertible Notes Due 2019 (the “Securities”), including up to $14,000,000 aggregate principal amount of Securities that may be issued and sold by the Company to FBR Capital Markets & Co. (“you”) pursuant to Section 1(c) of the Purchase/Placement Agreement, dated as of February [    ], 2014 (the “Purchase/Placement Agreement”), by and between the Company and you. The Securities will be issued pursuant to an indenture, dated as of February [    ], 2014, by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

This letter is furnished to you pursuant to Section 6(c) of the Purchase/Placement Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Purchase/Placement Agreement.

We have participated in various conferences with officers of the Company and its affiliates, as well as with representatives of the independent auditors for the Company, representatives of the Company’s counsel and with your representatives, at which the contents of the Disclosure Package and the Final Memorandum and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Disclosure Package and the Final Memorandum, we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included in or omitted from the Disclosure Package or the Final Memorandum. However, subject to and on the basis of the foregoing, we advise you that nothing has come to our attention in the course of such discussions and reviews that has caused us to believe that:

(i) as of Applicable Time, the Disclosure Package contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(ii) that the Final Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief and make no statement with respect to any of the financial statements and schedules and notes thereto or other financial or accounting information (or the assumptions with respect thereto), included or incorporated by reference in, or excluded from, the Disclosure Package or the Final Memorandum.

This letter is furnished solely for your benefit in connection with the transactions contemplated by the Purchase/Placement Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this letter or any copies thereof be furnished to a third party, filed with any governmental agency, quoted, cited or otherwise referred to without our prior written consent. This letter is given as of the date hereof, and we do not undertake to advise you of any changes in the views expressed herein from matters that might hereafter arise or be brought to our attention.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,

EXHIBIT E

FORM OF LOCK-UP AGREEMENT

January         , 2014

FBR Capital Markets & Co.

1001 Nineteenth Street North, 18th Floor

Arlington, Virginia 22209

Ladies and Gentlemen:

The undersigned understands and agrees as follows:

FBR Capital Markets & Co. (“FBR”) proposes to enter into a Purchase Agreement (the “Agreement”) with Imperial Holdings, Inc., a Florida corporation (the “Company”), providing for (a) the initial purchase by FBR of senior unsecured notes of the Company due 2019 (the “Notes”), which are convertible into shares of the Company’s common stock, $0.01 par value per share (“Company Common Stock”), and the resale of such Notes by FBR to certain eligible purchasers, and (b) an option for FBR to purchase additional Notes for resale by FBR to certain eligible purchasers (all of such Notes are collectively referred to as the “Securities” and the transactions referred to in (a) and (b) above are collectively referred to as the “Offering”), in each case, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

To induce FBR to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of FBR, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the “Restricted Period”): (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Company Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Company Common Stock; or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Company Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to:

(a)	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Company Common Stock, provided that (i) such plan does not provide for the transfer of Company Common Stock during the Restricted Period and (ii) no public announcement or filing under the Exchange Act shall be required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan;

(b)	transfers of shares of Company Common Stock or any security convertible into Company Common Stock as a bona fide gift to (i) a member of the undersigned’s Immediate Family (as defined below), (ii) any trust the beneficiaries of which are the undersigned and/or members of the undersigned’s Immediate Family (as defined below) or (iii) any entity the owners, members, beneficial owners or beneficiaries of which include the undersigned and/or members of the undersigned’s Immediate Family (as defined below);

(c)	to the extent the undersigned is a corporation, limited liability company, partnership, trust or other entity, distributions of shares of Company Common Stock or any security convertible into Company Common Stock to stockholders, members or limited partners of, or owners of beneficial interests in, the undersigned; or

(d)	any grant or exercise of stock options, restricted stock or warrants pursuant to employee benefit plans or other employee compensation plans existing on the date hereof or warrants outstanding as of the date hereof or otherwise referenced in the Offering’s offering memorandum;

provided that in the case of any transfer or distribution pursuant to clause (b) or (c), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter; provided further that, notwithstanding the foregoing, if the Agreement is not signed by March 1, 2014, the Restricted Period shall automatically terminate and your obligations under this letter shall be of no further force or effect.

For purposes of clause (b) above, “Immediate Family” shall mean spouse, lineal descendant, father, mother, brother or sister of the undersigned, including “in-laws” and adopted children, or any entity the owners, members, or beneficiaries of which include any of the foregoing.

In addition, the undersigned agrees that, without the prior written consent of FBR, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Company Common Stock or any security convertible into or exercisable or exchangeable for Company Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Company Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and FBR are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Purchase Agreement, the terms of which are subject to negotiation between the Company and FBR.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile or .pdf, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

Name:
Title:

(Address)

Email:

Exhibit F

FORM OF SUBSCRIPTION AGREEMENT

Imperial Holdings, Inc.

701 Park of Commerce Blvd. – Suite 301

Boca Raton, Florida 33487

FBR Capital Markets & Co.

1001 Nineteenth Street North, 18th Floor

Arlington, Virginia 22209

Ladies and Gentlemen:

In connection with a proposed purchase from Imperial Holdings, Inc., a Florida corporation (the “Company”), of senior unsecured convertible notes due 2019 (the “Notes”), the undersigned hereby confirms and certifies that:

1. The undersigned hereby agrees and gives a binding commitment to purchase from the Company the aggregate principal amount of Notes specified on the signature page hereto on the terms provided for herein and in the Offering Memorandum (defined below). The subscription amount for the Notes so subscribed will be paid pursuant to the instructions to be provided by FBR Capital Markets & Co. (“FBR”) on or before the second business day preceding the Closing Date (as such term is defined in the Purchase/Placement Agreement to be entered into between the Company and FBR). The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Notes for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. To the extent that the actual amount of Notes purchased and received by the undersigned is different than the number subscribed for, the Company and FBR may amend this Subscription Agreement to reflect the actual amount of Notes purchased and received by the undersigned. The undersigned understands and agrees that, in the event that FBR fails to acquire the Notes for resale to eligible investors in accordance with the Plan of Distribution outlined in the Offering Memorandum (as defined below) (excluding any Notes covered by FBR’s additional allotment option, as described in the Offering Memorandum), this Subscription Agreement shall automatically terminate. In the event of rejection of any portion of the subscription by the Company or the termination of this Subscription Agreement in accordance with the previous sentence, such portion of the undersigned’s payment hereunder will be returned without interest promptly to the undersigned and this Subscription Agreement shall have no force or effect.

2. The undersigned represents and warrants that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), as noted on Attachment A entitled “Eligibility Representations of the Investor” following the signature page to this Subscription Agreement.

3. The undersigned (check applicable box):

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

4. The undersigned shall deliver on or before two business days preceding the Closing Date (as such term is defined in the Purchase/Placement Agreement to be entered into between the Company and FBR) the subscription amount for the Notes subscribed by wire transfer of United States dollars in immediately available funds to an account specified by FBR and authorizes FBR to deliver the subscription amount on the undersigned’s behalf to the Company at the closing of the offering.

5. The undersigned acknowledges that it has received a copy of the preliminary offering memorandum, subject to completion, dated January 31, 2014, and will receive a copy of the final Offering Memorandum, relating to the offering of the Notes (collectively, the “Offering Memorandum”), and the undersigned understands and agrees that the Offering Memorandum speaks only as of its date and that the information contained in the Offering Memorandum may not be correct or complete as of any time subsequent to that date.

6. The undersigned understands that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned agrees that, if in the future the undersigned decides to offer, resell, pledge or otherwise transfer such Notes, prior to the time such Notes would no longer be deemed to be restricted securities for purposes of the Securities Act (the “Resale Restriction Termination Date”), such Notes may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, in a transaction complying with the requirements of Rule 144A to a person or entity who the undersigned reasonably believes is a qualified institutional buyer under Rule 144A (a “QIB”) that purchases for its own account or for the account of a QIB and to whom notice is given that the offer, resale, pledge or transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons1 that occur outside the United States within the meaning of and in accordance with Regulation S under the Securities Act, or (e) pursuant to any other available exemption from the registration requirements of the Securities Act (including as provided by Rule 144 thereunder), subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned’s property be at all times within the

1 In order to qualify as a non-U.S. person under Regulation S, the proposed transferee must (a) have his, her or its principal address outside the United States, (b) be located outside the United States at the time any offer to buy the Notes was made to the proposed transferee and at the time that the buy order was originated by the proposed transferee, and (c) not be a “U.S. person” (as defined in Rule 902(k) under the Securities Act).

undersigned’s control and subject to compliance with any applicable securities laws of any jurisdiction. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. The undersigned understands that the transfer agent for the Notes will not be required to accept for registration of transfer any Notes acquired by the undersigned, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. The undersigned acknowledges that the Company and FBR reserve the right prior to any offer, sale or other transfer of the Notes (1) pursuant to clause (d) above prior to the end of the one-year restricted period within the meaning of Regulation S under the Securities Act or (2) pursuant to clause (c) or (e) above prior to the Resale Restriction Termination Date, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and FBR. The undersigned agrees not to engage in hedging transactions with regard to the Notes unless in compliance with the Securities Act. The undersigned further understands that any certificates representing Notes acquired by the undersigned will bear a legend reflecting the substance of this paragraph.

7. The undersigned hereby makes the representations, warranties, covenants and agreements deemed to have been made by each investor under the section of the Offering Memorandum relating to the Notes entitled “Transfer Restrictions” and agrees to be bound by the restrictions set forth in such section.

8. The undersigned acknowledges that it has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Notes. The undersigned understands that the undersigned and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the Notes to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as the undersigned and any of the undersigned’s professional advisor(s) deem necessary to verify the accuracy of the information referred to in the Offering Memorandum pursuant to which the Notes are being offered. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned and the undersigned’s professional advisor(s), if any, deem necessary to verify the accuracy (1) of the information referred to in the Offering Memorandum and (2) of any other information that the undersigned and the undersigned’s professional advisor(s), if any, deem relevant to making an investment decision with respect to the Notes.

9. The undersigned represents and warrants that (a) the undersigned became aware of this offering of the Notes, and the Notes were offered to the undersigned solely by means of the Offering Memorandum and/or by direct contact between the undersigned and the Company or FBR, and not by any other means, including, by any form of general solicitation or general advertising, (b) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes (and sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision) and is aware that there are substantial risks incident to the purchase of the Notes, including those summarized under “Risk Factors” in the Offering

Memorandum, (c) in making the decision to purchase the Notes, the undersigned has relied solely upon the Offering Memorandum and independent investigation made by the undersigned, and (d) alone, or together with any professional advisor(s), the undersigned has adequately analyzed the risks of an investment in the Notes and determined that the Notes are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Notes; the undersigned acknowledges such a possibility. The undersigned understands and agrees that the Notes offered pursuant to the Offering Memorandum are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

10. The undersigned represents and warrants that (a) the undersigned is acquiring the Notes for the undersigned’s own account (and not for the account of others) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, (b) the undersigned was not formed for the specific purpose of acquiring the Notes, (c) the undersigned understands that there is no established market for the Notes and that no public market for the Notes may develop and that no federal or state agency has passed upon the Notes or the Offering Memorandum, or made any findings or determination as to the fairness of an investment in the Notes and (d) the undersigned is aware of the restrictions on transfer contained in the Offering Memorandum.

11. The undersigned (if a natural person) is at least 21 years of age and the undersigned has adequate means of providing for all his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the undersigned is an unincorporated association, all of its members who are “U.S. persons” within the meaning of Regulation S under the Securities Act are at least 21 years of age.

12. The undersigned represents and warrants that neither the undersigned nor any person or entity controlling, controlled by or under common control with the undersigned, nor any person or entity having a beneficial interest in the undersigned, nor any other person or entity on whose behalf the undersigned is acting: (i) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control within the United States Department of the Treasury (“OFAC”); (iii) is a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (iv) is otherwise subject to U.S. economic or trade sanctions; (v) is a non-U.S. shell bank or will make payment from or receive payment to a non-U.S. shell bank; (vi) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or an entity owned or controlled by such a figure; or (vii) is prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules or orders (categories (i) through (vii) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the Bank Secrecy Act, as amended (31 U.S.C. Section 5311, et. seq.), and its implementing regulations (collectively, the “Bank Secrecy Act”), the undersigned represents that the undersigned has met and will continue to meet all of its respective obligations under the Bank Secrecy Act. The undersigned further represents and warrants that the funds used to purchase the Notes were legally derived under U.S. and any applicable foreign law, and were not derived from any activities in any geographic area subject to U.S. economic or trade sanctions, or with any entity or person subject to such sanctions. The undersigned acknowledges that if, following the investment in the Notes by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or has invested with funds derived illegally or will use the proceeds of the investment to further illegal activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting, and/or withhold or suspend distributions to the undersigned in respect of, the investment in accordance with applicable regulations or immediately require the undersigned to transfer the Notes. The undersigned further acknowledges that neither the undersigned will have any claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

13. The undersigned acknowledges that FBR has acted as agent for the Company in connection with the sale of the Notes and consents to FBR’s actions in this regard and hereby waives any and all claims, actions, liabilities, damages or demands the undersigned may have against FBR in connection with any alleged conflict of interest arising from FBR’s engagement as an agent of the Company with respect to the sale by the Company of the Notes to the undersigned.

14. The undersigned agrees to indemnify and hold harmless the Company and FBR, their respective directors, executive officers and each other person, if any, who controls or is controlled by the Company or FBR, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false, misleading or incomplete representation, declaration or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned in this Subscription Agreement or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction or (b) any action for securities law violations by the undersigned.

15. The undersigned understands and agrees that the undersigned is purchasing Notes directly from the Company and not from FBR and that FBR did not make any representations, declarations or warranties to the undersigned regarding the Notes, the Company or the Company’s offering of the Notes.

16. The undersigned has attached the proper accredited investor verification forms as set forth in the table in Attachment B hereto (the “Verification Forms”). The Verification Forms are true and correct as of the date provided on such forms, and the undersigned is not aware of any changes to such form between the date of such form and the date hereof.

17. The Company and FBR may request from the undersigned such additional information as the Company or FBR may deem necessary to evaluate the eligibility of the undersigned to acquire the Notes, and may request from time to time such information as the Company or FBR may deem necessary to determine the eligibility of the undersigned to hold the Notes or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status, and the undersigned shall provide such information as may reasonably be requested.

18. The undersigned acknowledges that FBR, the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. The undersigned agrees to promptly notify FBR and the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Notes within six months from the date of this Subscription Agreement will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase, including with respect to the Notes then purchased.

19. The undersigned represents and warrants that the execution, delivery and performance of this Subscription Agreement by the undersigned are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of such entity’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same, or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.

20. The undersigned hereby acknowledges and agrees that this Subscription Agreement is an agreement solely between the undersigned and the Company and that this Subscription Agreement is independent of any other subscription or similar agreement between the Company, on the one hand, and any other purchaser of the Notes, on the other hand.

21. Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.

22. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that FBR, the Company and others may be relying on the exemptions from the provisions of Section 5 of the Securities Act.

23. FBR (which is a third party beneficiary of this subscription agreement) and the Company are entitled to rely upon this Subscription Agreement and are irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

NOTE: YOU MUST SUPPLY THE FOLLOWING INFORMATION AND SIGN THIS SUBSCRIPTION AGREEMENT WHERE INDICATED BELOW

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be executed as of the date set forth below.

Signature of Investor	Signature of Joint Investor, if applicable

Name of Investor	Name of Joint Investor, if applicable
(Please indicate name and capacity of person signing above if the investor is other than a natural person.)	(Please indicate name and capacity of person signing above if the investor is other than a natural person.)

Name in which Notes are to be registered (if different)	Date: , 2014

If the investor is a natural person, the investor’s State/Province of residence is:

Social Security No. or EIN:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

If the investor is other than a natural person, it:

• is the following type of organization:

• is organized under the laws of:

• has its principal place of business in:	; and

• was formed for the purpose of:

Business Address – Street	Mailing Address – Street (if different)

City State Zip	City State Zip

Attn.:	Attn.:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Email:	Email:

Name of Sales Representative: Number of Notes subscribed for: Subscription Amount: $

(You must pay the Subscription Amount pursuant to the instructions to be provided by FBR. To the extent the actual amount of Notes purchased and received by the undersigned is different than the amount subscribed for, the Company and FBR may amend this agreement to reflect the actual amount of Notes purchased and received by the undersigned.)

ATTACHMENT A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	ACCREDITED INVESTOR STATUS FOR ENTITIES
(Please	check the applicable subparagraphs):

1.	☐	We are either: a bank as defined in Section 3(a)(2) of the Securities Act acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of ERISA and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets over $5,000,000, or (iii) the employee benefit plan is self directed and its investment decisions are made solely by persons that are accredited investors (within the meaning of Rule 501(a) under the Securities Act); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000.

2.	☐	We are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

3.	☐	We are an organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Notes, with total assets in excess of $5,000,000.

4.	☐	We are a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Notes and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company.

5.	☐	We are an entity in which all of the equity owners are accredited investors (within the meaning of Rule 501(a) under the Securities Act).

B.	ACCREDITED INVESTOR STATUS FOR INDIVIDUALS
(Please	check the applicable subparagraphs):

1.	☐	I am a director or executive officer of the Company.

2.	☐	I am a natural person and have a net worth, either alone or with my spouse, of more than $1,000,000 (excluding the value of my primary residence). In calculating your net worth, please take the following into account: (a) if the fair market value of your primary residence is less than the amount of indebtedness secured by your primary residence (including first and second mortgage, equity lines, etc.) then include in such calculation as a liability the amount by which the indebtedness on your primary residence exceeds its fair market value; (b) if the fair market value of your primary residence exceeds the aggregate amount of indebtedness secured by your primary residence (including first and second mortgage, equity lines, etc.), then exclude from such calculation the value of your primary residence and the amount of indebtedness secured by your primary residence; and (c) notwithstanding the foregoing, if you have increased the amount of indebtedness on your primary residence in the last 60 days before the date you submit this questionnaire, then include as a liability in such calculation the amount by which such indebtedness has increased in the last 60 days. For example, if you have drawn on a home equity line during the last 60 days, include the amount of that incremental debt as a liability in calculating your net worth. Similarly, if you have refinanced your mortgage during the last 60 days with a mortgage loan that has a higher amount, you must include as a liability the amount, if any, that the new mortgage loan exceeds the old mortgage loan. If you purchased your primary residence in the last 60 days, however, do not include as a liability in such calculation the amount, if any, by which the amount of the mortgage loan on your new primary residence exceeds the amount of the mortgage loan on your old primary residence.

3.	☐	I am a natural person and had income in excess of $200,000 during each of the previous two years and reasonably expect to have income in excess of $200,000 during the current year, or joint income with my spouse in excess of $300,000 during each of the previous two years and reasonably expect to have joint income in excess of $300,000 during the current year.

C.	DTC INFORMATION:

Name of DTC Participant:

Participant’s DTC Account Number:

Investor’s Account Number with Participant:

ATTACHMENT B

LIST OF ACCEPTABLE VERIFICATION FORMS

If you are a:	You may provide:

natural person that has a net worth, either alone or with my spouse, of more than $1,000,000 (excluding the value of my primary residence).

(A)   For Assets (each dated within the last three months):

•    Bank statements;

•    Brokerage statements or other statement of security holdings;

•    Certificates of deposit; or

•    Third party appraisal reports or tax assessments.

For Liabilities, a credit report from a nationwide consumer reporting agency (dated within the last three months); or

(B)   A written confirmation from a registered broker-dealer, an SEC-registered investment advisor, a licensed attorney or a certified public accountant that such person has taken reasonable steps to verify that you are an accredited investor within the last three months.

a natural person that had income in excess of $200,000 during each of the previous two years and reasonably expect to have income in excess of $200,000 during the current year, or joint income with my spouse in excess of $300,000 during each of the previous two years and reasonably expect to have joint income in excess of $300,000 during the current year.

(A)   Either of the following forms (for the two most recent years):

•    Form W-2;

•    Form 1099;

•    Schedule K-1; or

•    Form 1040; and

(B)   A written representation that you (and, if applicable, your spouse) have a reasonable expectation to reaching the income level necessary to qualify as an accredited investors during the current year.

A director or officer of the Company	Signed D&O questionnaire or other evidence (appointment resolutions, etc.)

a bank as defined in Section 3(a)(2) of the Securities Act acting in its individual or fiduciary capacity	Verification of current registration with applicable regulatory body.

a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity	Verification of current registration with applicable regulatory body.

a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934	Verification of current registration with applicable regulatory body.

an insurance company as defined in section 2(13) of the Securities Act	Verification of current registration with applicable regulatory body.

an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act	Verification of current registration with applicable regulatory body.

a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958	Verification of current registration with applicable regulatory body.

an employee benefit plan within the meaning of Title I of ERISA and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser	Verification of current registration with applicable regulatory body and recent statement or other evidence of the existence of the plan fiduciary.

an employee benefit plan within the meaning of Title I of ERISA and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the employee benefit plan has total assets over $5,000,000	Verification of current registration with applicable regulatory body and recent (within prior two months) bank or brokerage statements verifying amount of plan assets.

an employee benefit plan within the meaning of Title I of ERISA and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the employee benefit plan is self directed and its investment decisions are made solely by persons that are accredited investors (within the meaning of Rule 501(a) under the Securities Act)	Verification of current registration with applicable regulatory body and separate verification of accredited investor status of the investment decision makers.

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000.	Verification of current registration with applicable regulatory body and recent (within prior two months) bank or brokerage statements verifying amount of plan assets.

a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940	Verification of current registration with applicable regulatory body.

We are an organization described in Section 501(c)(3) of the Code with total assets in excess of $5,000,000.	Most recent Form 990 series return

We are a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Notes, with total assets in excess of $5,000,000.	Most recent audited financial statements

We are a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Notes and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company.	Trust formation documents, recent (within prior two months) bank or brokerage statements verifying amount of trust assets and name of person with power to invest in securities of the Company.

We are an entity in which all of the equity owners are accredited investors (within the meaning of Rule 501(a) under the Securities Act).	Accredited investor verifications from all owners.

IN WITNESS WHEREOF, Imperial Holdings, Inc. has accepted this Subscription Agreement as of the date set forth below.

Date: , 2014	IMPERIAL HOLDINGS, INC.

By:
Name:
Title:

SCHEDULE I

APPROVED SUPPLEMENTS

1.	Supplement to the Preliminary Memorandum dated February 11, 2014

2.	Pricing Term Sheet dated February 12, 2014

ANNEX I

FORM OF INDENTURE

[ATTACHED]